--------------------------------------------------------------------------------
                                 SMITH BARNEY
                               WORLD FUNDS, INC.
                    INTERNATIONAL ALL CAP GROWTH PORTFOLIO

--------------------------------------------------------------------------------

           CLASSIC SERIES  |  SEMI-ANNUAL REPORT  |  APRIL 30, 2001



[LOGO] Smith Barney
       Mutual Funds
Your Serious Money. Professionally Managed./sm/

       -----------------------------------------------------------------
         NOT  FDIC  INSURED . NOT  BANK  GUARANTEED . MAY  LOSE  VALUE
       -----------------------------------------------------------------

[PHOTO]
James B. Conheady,
Jeffrey J. Russell
Portfolio Managers


                                JAMES B. CONHEADY,

           Classic Series
   [GRAPHIC OF Greek Columns]

 Semi-Annual Report  . April 30, 2001

 INTERNATIONAL
 ALL CAP GROWTH PORTFOLIO

      JEFFREY J. RUSSELL

      Jeffrey J. Russell, CFA, has more than 19 years of securities business experience and has been co-managing the Fund since its inception.

      Education: BS from the Massachusetts Institute of Technology, MBA from the University of Pennsylvania's Wharton School of Finance.

      JAMES B. CONHEADY

      James B. Conheady has more than 39 years of securities business experience and has been managing the Fund since its inception.

      Education: BSS from Georgetown
      University.

      PORTFOLIO OBJECTIVE

      The Fund seeks total return on its assets from growth of capital and income by investing primarily in equity securities of foreign companies. Equity securities include exchange-traded and over-the-counter common stocks, and preferred shares, debt securities convertible into equity securities, and warrants and rights relating to equity securities.

      PORTFOLIO FACTS

      PORTFOLIO INCEPTION
      ---------------------
      November 22, 1991

      MANAGERS' TENURE
      ---------------------
      Since Inception

      MANAGERS' INVESTMENT INDUSTRY EXPERIENCE
      19 Years (Jeffrey J. Russell) 39 Years (James B. Conheady)

                                    CLASS A  CLASS B CLASS L
                   ------------------------------------------
                   NASDAQ            SBIEX    SBIBX   SBICX
                   ------------------------------------------
                   INCEPTION        11/22/91 11/7/94 1/4/93
                   ------------------------------------------

Average Annual Total Returns as of April 30, 2001

                   Without Sales Charges/(1)/

                    Class A   Class B  Class L

------------------------------------------------
Six-Month+        (19.47)%    (19.60)% (19.65)%

------------------------------------------------
One-Year          (32.35)     (32.74)  (32.74)

------------------------------------------------
Five-Year           2.45        1.66     1.67

------------------------------------------------
Ten-Year            7.87/(3)/    N/A      N/A

------------------------------------------------
Since Inception++   8.99/(3)/   1.84     6.31

------------------------------------------------

                     With Sales Charges/(2)/

                    Class A   Class B  Class L

------------------------------------------------
Six-Month+        (23.50)%    (22.79)% (21.09)%

------------------------------------------------
One-Year          (35.72)     (35.42)  (33.93)

------------------------------------------------
Five-Year           1.40        1.51     1.47

------------------------------------------------
Ten-Year            7.32/(3)/    N/A      N/A

------------------------------------------------
Since Inception++   8.62/(3)/   1.84     6.19

------------------------------------------------

/(1)/ Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect deduction of all applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.

/(2)/ Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charges of 5.00% and 1.00%, respectively; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from initial purchase. Thereafter, this CDSC declines by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.

/(3)/ Performance calculation for Class A shares includes the historical return information related to the Fenimore International Fund, which was the predecessor fund, for the period from February 18, 1986 through November 22, 1991.

 All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost.

+ Total return is not annualized, as it may not be representative of the total return for the year.

++ Inception dates for Class A, B and L shares are November 22, 1991, November 7, 1994 and January 4, 1993, respectively.


What's Inside
Your Investment in the Smith Barney
International All Cap Growth Portfolio  . . . . . . . . . . . . . . . . . . . 1
A Message from the Chairman . . . . . . . . . . . . . . . . . . . . . . . . . 2
Portfolio at a Glance . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3
A Letter from the Portfolio Manager . . . . . . . . . . . . . . . . . . . . . 4
Historical Performance . . . . . . . . . . . . . . . . . . . . . . . . . . . .7
Growth of $10,000 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .10
Schedule of Investments . . . . . . . . . . . . . . . . . . . . . . . . . . .11
Statement of Assets and Liabilities . . . . . . . . . . . . . . . . . . . . .14
Statement of Operations . . . . . . . . . . . . . . . . . . . . . . . . . . .15
Statements of Changes in Net Assets . . . . . . . . . . . . . . . . . . . . .16
Notes to Financial Statements . . . . . . . . . . . . . . . . . . . . . . . .17
Financial Highlights . . . . . . . . . . . . . . . . . . . . . . . . . . . . 22

[LOGO] Smith Barney
       Mutual Funds
Your Serious Money. Professionally Managed/sm/

 Investment Products: Not FDIC Insured . Not Bank Guaranteed . May Lose Value

                      YOUR INVESTMENT IN THE INTERNATIONAL
                            ALL CAP GROWTH PORTFOLIO

Portfolio managers Jeff Russell and James Conheady focus on identifying companies headquartered outside the United States that they believe possess strong financials and solid business plans. Jeff and James seek to invest in foreign companies exhibiting above-average earnings growth and led by an effective management team.

[GRAPHIC]
Solid Companies Positioned for Rapid Growth
Jeff and James use a rigorous process in carefully evaluating companies, seeking dynamic businesses that they believe show a potential for superior, consistent revenue and earnings growth. They also look to own companies they deem to be strategically positioned to capitalize on the potential growth of the global economy.

[GRAPHIC]
Portfolio Manager-Driven Funds--The Classic Series
The Classic Series is a selection of Smith Barney Mutual Funds that invest across asset classes and sectors, utilizing a range of strategies in order to achieve their objectives. Classic Series Funds enable investors to participate in a mutual fund where investment decisions are determined by portfolio managers, based on each fund's investment objectives and guidelines.


1 Smith Barney International All Cap Growth Fund | 2001 Semi-Annual Report to
                                 Shareholders

                          A MESSAGE FROM THE CHAIRMAN

[PHOTO]

HEATH B. MCLENDON
CHAIRMAN

---------------------

The year 2001 began as a period of transition for the global markets. Investors witnessed a widespread rationalization of stock valuations across many industries -- most notably in the New Economy sectors of technology and telecommunications.

International investing enables an investor to take advantage of long-term growth opportunities that exist outside the United States. Some foreign economies posses significant growth potential, particularly certain emerging markets. Diversification is an important benefit of international investing. By spreading risks among foreign and U.S. securities, investors may be able to reduce overall investment risk and may be able to improve returns/1/. However, international investing does carry some risks and some markets may be volatile. Although the rewards may often be great, sophisticated investors know that investing directly in international stocks and bonds carries special risks. Currency fluctuations, differing accounting and financial disclosure, lower liquidity and the potential for adverse political developments and foreign taxation are just some of the challenges global investors may face. That is why many of these investors employ an experienced international money management team to manage their international investments.

The International All Cap Growth Portfolio ("Portfolio") seeks total return on its assets from growth of capital. Portfolio managers Jeffrey J. Russell and James B. Conheady focus on specific companies and industry sectors (i.e., a "bottom-up" approach) rather than the "top-down" macroeconomic approach employed by many asset managers.

While there are no guarantees, we believe that the present retrenchment in the global markets may serve as a framework for improved profitability in the months and quarters ahead, possibly setting the stage for a recovery in the latter part of 2001.

Thank you for your continued confidence in our investment management.

Sincerely,
/s/ Heath B. McLendon
Heath B. McLendon
Chairman

May 14, 2001

--------
1 Please note that diversification does not assure against market loss.



2 Smith Barney International All Cap Growth Fund | 2001 Semi-Annual Report to
                                 Shareholders

                    International All Cap Growth Portfolio
                            at a Glance (unaudited)


 Top Ten Holdings*+


                    1. Nokia Oyj........................ 4.6%

                    2. Tomra Systems ASA................ 4.5

                    3. Grafton Group PLC................ 4.2

                    4. Capita Group PLC................. 3.9

                    5. Misys PLC........................ 3.7

                    6. Mettler-Toledo International Inc. 3.6

                    7. Hays PLC......................... 3.5

                    8. Hutchison Whampoa Ltd............ 3.3

                    9. Novartis AG...................... 3.3

                   10. Serco Group PLC.................. 3.1


                         Geographic Diversification*+

[CHART]
[Bar Chart]

4.8%    Canada
4.6%    Finland
6.0%    France
6.7%    Hong Kong
9.1%    Ireland
11.1%   Japan
4.5%    Norway
4.3%    Spain
8.8%    Switzerland
23.4%   United Kingdom
16.7%   Other

                            Investment Breakdown*++

                         [CHART]
                           20.3           Asia/Pacific
                           69.2                 Europe
                            0.9   Repurchase Agreement
                            7.1           The Americas
                            0.7              Australia
                            1.8     Africa/Middle East


* All information is as of April 30, 2001. Please note that Portfolio holdings are subject to change.
+  As a percentage of total stock.
++ As a percentage of total investments.


3 Smith Barney International All Cap Growth Fund | 2001 Semi-Annual Report to
                                 Shareholders

Dear Shareholder:

We are pleased to provide the semi-annual report for the Smith Barney World Funds, Inc. -- International All Cap Growth Portfolio ("Portfolio") for the period ended April 30, 2001. In this report, we have summarized the period's prevailing economic and market conditions and outlined our investment strategy. A detailed summary of the Portfolio's performance can be found in the appropriate sections that follow. We hope you find this report to be useful and informative.

Please note that the information provided in this letter represents the opinion of the Portfolio's manager and is not intended to be a forecast of future events, a guarantee of future results or investment advice. Further, there is no assurance that certain securities will remain part of the Portfolio, or that the percentage of the Portfolio's assets held in various sectors will remain the same. Please refer to pages 11 through 13 for a list and percentage breakdown of the Portfolio's holdings. Also, please note that any discussion of the Portfolio's holdings is as of April 30, 2001 and is subject to change.

Performance Update
For the six months ended April 30, 2001, the Portfolio's Class A shares, without and with sales charges, returned negative 19.47% and negative 23.50%, respectively. In comparison, the Morgan Stanley Capital International Europe, Australasia and Far East Index ("MSCI EAFE Index")/1/ returned negative 8.11% for the same period. Past performance is not indicative of future results.

Market and Portfolio Update
We have had a very tough start to the new investment year. The six months ended April 30, 2001 encompassed a sharp slowdown of global economic conditions and an accompanying severe downturn of global financial markets. The collapse of earnings expectations and technology share prices reduced considerably the net asset value per share of the Portfolio.

International growth stocks have been under earnings and valuation pressures. A number of corporate managements have reported slowing or rapid contractions of their businesses. The "popping" of the U.S. financial bubble in early 2000 evolved into a significant industrial inventory correction and, ultimately, a capital spending and financing recession. A cascade of downward earnings revisions cast a pall on the non-U.S. markets the magnitude and speed of which surprised most investors.

The U.S. Federal Reserve Board ("Fed") cut short-term interest rates repeatedly during 2001 in response to clear signs that the U.S. economy was slowing. The Japanese central bank also adopted an easier monetary policy. The European central bank steadfastly resisted providing monetary relaxation until May 2001. Paradoxically, despite the reductions of short-term U.S. interest rates, the U.S. dollar firmed versus the yen and euro, causing currency translation losses during the period. The change in monetary policy from tightening to easing on the part of the major global central banks encourages us that liquidity is being provided to counteract the cyclical macroeconomic downturn. While many investors and commentators are impatient for evidence of a quick reacceleration, typically many months elapse before the effects of monetary easing become apparent and measurable in real economic activity.

Certain growth sectors in which the Portfolio has significant positions were hard hit. The wireless equipment stocks (including long-standing holding Nokia, which lost 44% during the first quarter of 2001) suffered from concerns of a slowdown in subscriber growth and carrier spending cutbacks. The major drop-off in demand for commercial and consumer

--------
1 MSCI EAFE Index is an unmanaged index of common stocks of companies located in Europe, Australasia and the Far East. Please note an investor cannot invest directly in an index.


4 Smith Barney International All Cap Growth Fund | 2001 Semi-Annual Report to
                                 Shareholders
electronics products significantly cut the stock prices of Canadian contract electronic manufacturers Celestica and C-Mac and Singapore-based Venture Manufacturing. Software and consultant stocks (Amdocs, Guardian, Logica, Misys) were quite weak, especially those selling to the telephone industry.

The telephone network operators (Vodafone, Colt, Telefonica) also experienced a sharp deterioration of value following the overly exuberant bidding for third generation wireless licenses, the delayed implementation of that technology, and the bankruptcy of several competitive providers in the U.S. and Europe. Lastly, several of our mid-cap capital goods stocks (i.e., Tomra, Mettler-Toledo) were subject to profit-taking despite no apparent deterioration of business trends.

We continue to search for high quality, well-financed growth stocks across the entire spectrum of market capitalizations. During the period, we have added a few defensive growth stocks, such as Danish insulin producer Novo Nordisk and U.K. market research organization Taylor Nelson, which should be relatively immune to economic cyclicality. We have eliminated several Fund holdings, including Skandia, an international financial services and insurance group (due to poor new business generation), and Dimension Data, a leading global network services and solutions provider (due to concerns about the prospective growth of network spending).

Top Ten Holdings Update
Our top ten holdings in the Portfolio reflect an eclectic mix of investment themes and portfolio emphasis. In our view, our top holdings are illustrative of our growth-oriented stock selection criteria, which include strong financial structures, attractive business opportunities and stable, visionary management.

Nokia is Finland's leading exporter, with a world-class position in wireless infrastructure and mobile handsets. Nokia's technology visionaries continue to shape the wireless communications industry. The stock has been a core holding in the Fund for ten years.

Tomra of Norway manufactures reverse vending machinery for global beverage containers. The trend toward increased consumer deposit legislation, especially in Germany, benefits deployment of Tomra's products and materials recycling processes.

Grafton Group of Ireland and the U.K. is a substantial building materials wholesaler and retailer. The company has the leading position in do-it-yourself improvement retailing in Ireland and has benefitted enormously from the high growth of that economy.

Capita is a leader in business process outsourcing in the U.K. to the private sector and local government institutions. A host of services are provided to clients, including customer service functions, human resources, training and software solutions.

Misys of the U.K. develops software solutions that improve the productivity of financial institutions, healthcare providers and insurance intermediaries.

Mettler-Toledo of Switzerland manufactures precision weighing and measurement instruments. The company has a diverse customer base in the laboratory, retail and industrial sectors.

Hays of the U.K. provides a range of specialist and quality business to business services 24 hours a day to industrial, commercial and professional customers throughout Europe.


5 Smith Barney International All Cap Growth Fund | 2001 Semi-Annual Report to
                                 Shareholders

Hutchison Whampoa of Hong Kong is a conglomerate with special strengths in telecommunications, property development and port operation. Management appears to have a keen ability to opportunistically capture value in a diverse host of business sectors.

Novartis of Switzerland is a global pharmaceutical and health sciences leader. The company has recently secured fast-track approval from the U.S. Food and Drug Administration for its innovative leukemia treatment Gleevec.

Serco of the U.K. is a leader in contract government outsourcing. Serco operates a diverse range of central government functions, including defense maintenance and training, transportation and logistics systems, and research facilities.

Market Outlook
The period was marked by weak stock markets that succumbed to a potent combination of foreign government policy changes, economic slowdown, earnings deterioration in key industries and sharp swings of investor sentiment. The result has been heightened stock market volatility.

As "bottom-up" managers, we look for what we deem to be promising companies that have experienced and effective management teams that are committed to seeking long-term growth, above average earnings growth and competitive advantages. We believe that, while a sector or region may have winners and losers, great companies stand out for reasons of marketplace strategy, leadership and management.

Thank you for your investment in the Smith Barney World Funds, Inc. -- International All Cap Growth Portfolio.

Sincerely,

               /s/ Jeffrey J. Russell, CFA /s/ James B. Conheady
               Vice President              Vice President
               Jeffrey J. Russell, CFA     James B. Conheady
               Vice President              Vice President

May 14, 2001



6 Smith Barney International All Cap Growth Fund | 2001 Semi-Annual Report to
                                 Shareholders

 Historical Performance -- Class A Shares



                         Net Asset Value
                       -------------------
                       Beginning  End      Income    Capital Gain    Total
Period Ended           of Period of Period Dividends Distributions  Returns/(1)/

---------------------------------------------------------------------------------
4/30/01                $24.49    $15.77    $0.00     $4.44         (19.47)%+

---------------------------------------------------------------------------------
10/31/00                26.75     24.49     0.38      1.86          (1.62)

---------------------------------------------------------------------------------
10/31/99                20.39     26.75     0.00      0.00          31.19

---------------------------------------------------------------------------------
10/31/98                20.36     20.39     0.00      0.00           0.15

---------------------------------------------------------------------------------
10/31/97                18.64     20.36     0.01      0.00           9.30

---------------------------------------------------------------------------------
10/31/96                17.15     18.64     0.17      0.00           9.78

---------------------------------------------------------------------------------
10/31/95                18.79     17.15     0.12      0.10          (7.44)

---------------------------------------------------------------------------------
10/31/94++              18.71     18.79     0.00      0.00           0.43+

---------------------------------------------------------------------------------
12/31/93                12.35     18.71     0.00      0.16          52.78

---------------------------------------------------------------------------------
12/31/92                12.31     12.35     0.02      0.00           0.49

---------------------------------------------------------------------------------
Inception* -- 12/31/91  11.94     12.31     0.00      0.00           3.10+

---------------------------------------------------------------------------------
 Total                                     $0.70     $6.56

---------------------------------------------------------------------------------

 Historical Performance -- Class B Shares

                         Net Asset Value
                       -------------------
                       Beginning  End      Income    Capital Gain    Total
Period Ended           of Period of Period Dividends Distributions  Returns/(1)/

---------------------------------------------------------------------------------
4/30/01                $23.89    $15.26    $0.00     $4.44         (19.60)%+

---------------------------------------------------------------------------------
10/31/00                26.13     23.89     0.12      1.86          (2.43)

---------------------------------------------------------------------------------
10/31/99                20.08     26.13     0.00      0.00          30.13

---------------------------------------------------------------------------------
10/31/98                20.22     20.08     0.00      0.00          (0.69)

---------------------------------------------------------------------------------
10/31/97                18.65     20.22     0.00      0.00           8.42

---------------------------------------------------------------------------------
10/31/96                17.17     18.65     0.04      0.00           8.89

---------------------------------------------------------------------------------
Inception* -- 10/31/95  18.38     17.17     0.00      0.10          (6.00)+

---------------------------------------------------------------------------------
 Total                                     $0.16     $6.40

---------------------------------------------------------------------------------

 Historical Performance -- Class L Shares

                         Net Asset Value
                       -------------------
                       Beginning  End      Income    Capital Gain    Total
Period Ended           of Period of Period Dividends Distributions  Returns/(1)/

---------------------------------------------------------------------------------
4/30/01                $23.53    $14.96    $0.00     $4.44         (19.65)%+

---------------------------------------------------------------------------------
10/31/00                25.76     23.53     0.12      1.86          (2.42)

---------------------------------------------------------------------------------
10/31/99                19.79     25.76     0.00      0.00          30.17

---------------------------------------------------------------------------------
10/31/98                19.93     19.79     0.00      0.00          (0.70)

---------------------------------------------------------------------------------
10/31/97                18.38     19.93     0.00      0.00           8.43

---------------------------------------------------------------------------------
10/31/96                16.93     18.38     0.04      0.00           8.85

---------------------------------------------------------------------------------
10/31/95                18.54     16.93     0.00      0.10          (8.11)

---------------------------------------------------------------------------------
10/31/94++              18.58     18.54     0.00      0.00          (0.22)+

---------------------------------------------------------------------------------
Inception* -- 12/31/93  12.35     18.58     0.00      0.16          51.73+

---------------------------------------------------------------------------------
 Total                                     $0.16     $6.56

---------------------------------------------------------------------------------

7 Smith Barney International All Cap Growth Fund | 2001 Semi-Annual Report to
                                 Shareholders

 Historical Performance -- Class Y Shares


                           Net Asset Value
                         -------------------
                         Beginning  End      Income    Capital Gain    Total
Period Ended             of Period of Period Dividends Distributions  Returns/(1)/

-----------------------------------------------------------------------------------
4/30/01                  $24.60    $15.93    $0.00     $4.44         (19.14)%+

-----------------------------------------------------------------------------------
10/31/00                  26.88     24.60     0.49      1.86          (1.31)

-----------------------------------------------------------------------------------
10/31/99                  20.41     26.88     0.00      0.00          31.70

-----------------------------------------------------------------------------------
10/31/98                  20.38     20.41     0.06      0.00           0.45

-----------------------------------------------------------------------------------
10/31/97                  18.64     20.38     0.06      0.00           9.68

-----------------------------------------------------------------------------------
10/31/96                  17.13     18.64     0.21      0.00          10.19

-----------------------------------------------------------------------------------
10/31/95                  18.80     17.13     0.17      0.10          (7.11)

-----------------------------------------------------------------------------------
Inception* -- 10/31/94++  17.64     18.80     0.00      0.00           6.58+

-----------------------------------------------------------------------------------
 Total                                       $0.99     $6.40

-----------------------------------------------------------------------------------

 Historical Performance -- Class Z Shares

                         Net Asset Value
                       -------------------
                       Beginning  End      Income    Capital Gain    Total
Period Ended           of Period of Period Dividends Distributions  Returns/(1)/

---------------------------------------------------------------------------------
4/30/01                $24.58    $15.91    $0.00     $4.44         (19.15)%+

---------------------------------------------------------------------------------
10/31/00                26.85     24.58     0.49      1.86          (1.28)

---------------------------------------------------------------------------------
10/31/99                20.39     26.85     0.00      0.00          31.68

---------------------------------------------------------------------------------
10/31/98                20.36     20.39     0.06      0.00           0.45

---------------------------------------------------------------------------------
10/31/97                18.62     20.36     0.06      0.00           9.69

---------------------------------------------------------------------------------
10/31/96                17.12     18.62     0.21      0.00          10.13

---------------------------------------------------------------------------------
Inception* -- 10/31/95  18.38     17.12     0.17      0.10          (5.03)+

---------------------------------------------------------------------------------
 Total                                     $0.99     $6.40

---------------------------------------------------------------------------------

It is the Portfolio's policy to distribute dividends and capital gains, if any, annually.

 Average Annual Total Returns

                                        Without Sales Charges/(1)/
                              -----------------------------------------------
                                Class A   Class B  Class L  Class Y  Class Z

   ---------------------------------------------------------------------------
   Six Months Ended 4/30/01+  (19.47)%    (19.60)% (19.65)% (19.14)% (19.15)%

   ---------------------------------------------------------------------------
   Year Ended 4/30/01         (32.35)     (32.74)  (32.74)  (31.95)  (31.94)

   ---------------------------------------------------------------------------
   Five Years Ended 4/30/01     2.45        1.66     1.67     2.85     2.86

   ---------------------------------------------------------------------------
   Ten Years Ended 4/30/01      7.87/(3)/    N/A      N/A      N/A      N/A

   ---------------------------------------------------------------------------
   Inception* through 4/30/01   8.99/(3)/   1.84     6.31     3.46     3.00

   ---------------------------------------------------------------------------

                                          With Sales Charges/(2)/
                              -----------------------------------------------
                                Class A   Class B  Class L  Class Y  Class Z

   ---------------------------------------------------------------------------
   Six Months Ended 4/30/01+  (23.50)%    (22.79)% (21.09)% (19.14)% (19.15)%

   ---------------------------------------------------------------------------
   Year Ended 4/30/01         (35.72)     (35.42)  (33.93)  (31.95)  (31.94)

   ---------------------------------------------------------------------------
   Five Years Ended 4/30/01     1.40        1.51     1.47     2.85     2.86

   ---------------------------------------------------------------------------
   Ten Years Ended 4/30/01      7.32/(3)/    N/A      N/A      N/A      N/A

   ---------------------------------------------------------------------------
   Inception* through 4/30/01   8.62/(3)/   1.84     6.19     3.46     3.00

   ---------------------------------------------------------------------------


8 Smith Barney International All Cap Growth Fund | 2001 Semi-Annual Report to
                                 Shareholders

 Cumulative Total Returns



                                                                 Without Sales Charges/(1)/

--------------------------------------------------------------------------------------------
Class A (4/30/91 through 4/30/01)/(3)/                                   113.35%

--------------------------------------------------------------------------------------------
Class B (Inception* through 4/30/01)                                      12.50

--------------------------------------------------------------------------------------------
Class L (Inception* through 4/30/01)                                      66.42

--------------------------------------------------------------------------------------------
Class Y (Inception* through 4/30/01)                                      26.30

--------------------------------------------------------------------------------------------
Class Z (Inception* through 4/30/01)                                      21.14

--------------------------------------------------------------------------------------------

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.
(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charges of 5.00% and 1.00%, respectively; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase. Thereafter this CDSC declines by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.
(3) Performance calculation for Class A shares includes the historical return information related to the Fenimore International Fund, which was the predecessor fund, for the period from February 18, 1986 through November 22, 1991.
 ++ For the period from January 1, 1994 to October 31, 1994, which reflects a change in the fiscal year end of the Portfolio.
 + Total return is not annualized, as it may not be representative of the total return for the year.
 * Inception dates for Class A, B, L, Y and Z shares are November 22, 1991, November 7, 1994, January 4, 1993, June 16, 1994 and November 7, 1994, respectively.

9 Smith Barney International All Cap Growth Fund  | 2001 Semi-Annual Report to
                                 Shareholders

 International All Cap Growth Portfolio (unaudited)



Growth of $10,000 Invested in Class A Shares of the
International All Cap Growth Portfolio vs. MSCI EAFE Index+

--------------------------------------------------------------------------------

                           April 1991 -- April 2001

      [CHART]
                 International All Cap Growth Portfolio    MSCI EAFE Index
      Apr 1991                   9,502                        10,000
      Oct 1991                  11,012                        10,325
      Oct 1992                  11,207                         8,993
      Oct 1993                  15,935                        12,399
      Oct 1994                  17,535                        13,687
      Oct 1995                  16,231                        13,677
      Oct 1996                  17,819                        15,155
      Oct 1997                  19,477                        15,901
      Oct 1998                  19,505                        17,483
      Oct 1999                  25,589                        21,511
      Oct 2000                  25,174                        20,888
      Apr 2001                  20,272                        19,194


+ Hypothetical illustration of $10,000 invested in Class A shares on April 30,
  1991, assuming deduction of the maximum initial sales charge of 4.50% at the time of investment and the reinvestment of dividends and capital gains, if any, at net asset value through April 30, 2001. Illustration includes historical return information related to the Fenimore International Fund, which was the predecessor fund, for the period from April 30, 1991 through November 22, 1991. The Morgan Stanley Capital International ("MSCI") EAFE Index is a composite portfolio consisting of equity total returns for the countries of Europe, Australia, New Zealand and countries in the Far East. The MSCI EAFE Index is weighted based on each company's market capitalization. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. The performance of the Portfolio's other classes may be greater or less than the Class A shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes. An investor may not invest directly in an index.

 All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.

10 Smith Barney International All Cap Growth Fund | 2001 Semi-Annual Report to
                                 Shareholders

 Schedule of Investments (unaudited)                             April 30, 2001



      SHARES                      SECURITY                        VALUE

     ----------------------------------------------------------------------
     COMMON STOCK -- 99.1%
     Australia -- 0.7%
     8,370,000 ERG Ltd.                                        $ 6,413,105
     ---------------------------------------------------------------------
     Canada -- 4.8%
       485,000 Celestica Inc.+                                  24,936,544
       496,000 Patheon, Inc.+                                    4,600,065
       560,000 The Toronto Dominion Bank++                      14,177,676
     ---------------------------------------------------------------------
                                                                43,714,285
     ---------------------------------------------------------------------
     Denmark -- 1.0%
       235,000 Novo Nordisk A/S++                                8,932,919
     ---------------------------------------------------------------------
     Finland -- 4.6%
     1,229,000 Nokia Oyj++                                      42,019,672
     ---------------------------------------------------------------------
     France -- 5.9%
       174,416 Axa++                                            20,566,830
       363,400 Credit Lyonnais++                                14,008,894
       149,800 Groupe Danone++                                  19,457,132
     ---------------------------------------------------------------------
                                                                54,032,856
     ---------------------------------------------------------------------
     Germany -- 3.9%
        40,000 Allianz AG++                                     11,508,112
       108,000 SAP AG++                                         17,235,570
        19,000 SAP AG ADR++                                        765,700
       274,000 Stinnes AG++                                      6,401,188
     ---------------------------------------------------------------------
                                                                35,910,570
     ---------------------------------------------------------------------
     Hong Kong -- 6.6%
     1,233,495 HSBC Holdings PLC++                              15,657,905
     2,751,000 Hutchison Whampoa Ltd.                           29,718,136
     7,904,000 Li & Fung Ltd.                                   14,999,256
     ---------------------------------------------------------------------
                                                                60,375,297
     ---------------------------------------------------------------------
     Ireland -- 9.0%
     2,168,418 Bank of Ireland                                  20,782,512
             5 CRH PLC                                                  84
     1,342,000 Grafton Group PLC                                38,074,297
     6,574,000 Independent News & Media PLC                     14,687,897
     1,579,402 Irish Continental Group PLC                       8,681,879
     ---------------------------------------------------------------------
                                                                82,226,669
     ---------------------------------------------------------------------
     Israel -- 1.3%
       200,000 Amdocs Ltd.+++                                   11,780,000
     ---------------------------------------------------------------------
     Italy -- 2.6%
       960,000 San Paolo IMI S.p.A.++                           13,371,398
     1,552,000 Telecom Italia Mobiles S.p.A.++                  10,650,305
     ---------------------------------------------------------------------
                                                                24,021,703
     ---------------------------------------------------------------------
     Japan -- 11.0%
       576,000 Canon, Inc.                                      22,613,834
       385,000 Hosiden Corp.                                     9,910,551
       150,000 Matsushita Communication Industries Co., Ltd.++   8,256,769
       150,000 Murata Manufacturing Co., Ltd.                   12,615,857
       300,200 SONY CORP.                                       22,453,944

                      See Notes to Financial Statements.


11 Smith Barney International All Cap Growth Fund | 2001 Semi-Annual Report to
                                 Shareholders

 Schedule of Investments (unaudited) (continued)                 April 30, 2001


 SHARES                           SECURITY                             VALUE

---------------------------------------------------------------------------------
Japan -- 11.0% (continued)
  821,000 Terumo Corp.                                              $ 16,481,806
   92,800 Trend Micro Inc.++                                           4,199,230
   92,800 Trend Micro Inc. (New) When-Issued+++                        4,131,622
--------------------------------------------------------------------------------
                                                                     100,663,613
--------------------------------------------------------------------------------
Mexico -- 2.3%
9,313,000 Wal-Mart de Mexico SA de CV                                 20,641,853
--------------------------------------------------------------------------------
Netherlands -- 0.1%
   57,000 United Pan-Europe Communication N.V.+                          353,754
   42,000 VIA NET.WORKS, Inc.+                                            99,796
--------------------------------------------------------------------------------
                                                                         453,550
--------------------------------------------------------------------------------
Norway -- 4.5%
2,602,800 Tomra Systems ASA++                                         41,126,153
--------------------------------------------------------------------------------
Singapore -- 2.7%
1,067,000 DelGro Corp. Ltd.                                            3,309,662
7,514,500 Singapore Technologies Engineering Ltd.                     11,262,467
1,491,000 Venture Manufacturing (Singapore) Ltd.++                    10,395,662
--------------------------------------------------------------------------------
                                                                      24,967,791
--------------------------------------------------------------------------------
South Africa -- 0.5%
   96,000 Anglo American Platinum Corp. Ltd.                           4,311,915
--------------------------------------------------------------------------------
Spain -- 4.2%
1,146,000 Amadeus Global Travel Distribution SA -- Class A Shares++    7,183,455
1,602,000 Indra Sistemas SA                                           15,794,166
  917,632 Telefonica SA+                                              15,523,023
--------------------------------------------------------------------------------
                                                                      38,500,644
--------------------------------------------------------------------------------
Sweden -- 1.5%
  697,000 Securitas AB++                                              13,538,263
--------------------------------------------------------------------------------
Switzerland -- 8.7%
    4,100 Julius Baer Holding Ltd.                                    17,771,629
  727,800 Mettler-Toledo International Inc.+++                        32,205,150
   19,000 Novartis AG++                                               29,525,621
--------------------------------------------------------------------------------
                                                                      79,502,400
--------------------------------------------------------------------------------
United Kingdom -- 23.2%
5,000,000 Capita Group PLC                                            35,626,904
  935,500 Colt Telecom Group PLC+                                     12,836,338
3,157,700 Compass Group PLC+                                          24,013,357
  930,000 Energis PLC+                                                 4,850,195
  829,375 Guardian IT PLC                                              9,938,354
6,614,418 Hays PLC                                                    31,325,526
3,658,955 Misys PLC                                                   33,269,890
5,013,898 Serco Group PLC                                             28,336,834
1,845,000 Taylor Nelson Sofres PLC                                     5,979,203
8,389,886 Vodafone AirTouch PLC                                       25,509,043
--------------------------------------------------------------------------------
                                                                     211,685,644
--------------------------------------------------------------------------------
          TOTAL STOCK
          (Cost -- $582,774,270)                                     904,818,902
--------------------------------------------------------------------------------
---------------------------------------------------------------------------------

                      See Notes to Financial Statements.


12 Smith Barney International All Cap Growth Fund | 2001 Semi-Annual Report to
                                 Shareholders

 Schedule of Investments (unaudited) (continued)                 April 30, 2001


 WARRANTS                                      SECURITY                                        VALUE

---------------------------------------------------------------------------------------------------------
WARRANTS -- 0.0%
Venezuela -- 0.0%
     7,140 Republic of Venezuela Warrants, Expire 4/15/20+ (Cost -- $0)                     $          0
--------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------

   FACE
  AMOUNT                                       SECURITY                                        VALUE

---------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 0.9%
$8,028,000 CIBC World Markets Corp., 4.420% due 5/1/01; Proceeds at maturity -- $8,028,986;
             (Fully collateralized by U.S. Treasury Bills due 10/25/01;
             Market value -- $8,189,242) (Cost -- $8,028,000)                                  8,028,000
--------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
           TOTAL INVESTMENTS -- 100%
           (Cost -- $590,802,270*)                                                          $912,846,902
--------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------

+  Non-income producing security.
++ All or a portion of this security is on loan (See Note 7).
*  Aggregate cost for Federal income tax purposes is substantially the same.


                      See Notes to Financial Statements.


13 Smith Barney International All Cap Growth Fund | 2001 Semi-Annual Report to
                                 Shareholders

 Statement of Assets and Liabilities (unaudited)                 April 30, 2001


 ASSETS:
    Investments, at value (Cost -- $590,802,270)                                      $  912,846,902
    Foreign currency, at value (Cost -- $408,363)                                            405,415
    Cash                                                                                         949
    Collateral for securities on loan (Note 7)                                           227,876,489
    Receivable for Fund shares sold                                                        1,447,379
    Dividends and interest receivable                                                      1,957,389

------------------------------------------------------------------------------------------------------
    Total Assets                                                                       1,144,534,523

------------------------------------------------------------------------------------------------------
 LIABILITIES:
    Payable for securities on loan (Note 7)                                              227,876,489
    Management fee payable                                                                   625,474
    Distribution fee payable                                                                 393,632
    Payable for Fund shares purchased                                                          9,039
    Accrued expenses                                                                         870,674

------------------------------------------------------------------------------------------------------
    Total Liabilities                                                                    229,775,308

------------------------------------------------------------------------------------------------------
 Total Net Assets                                                                     $  914,759,215

------------------------------------------------------------------------------------------------------
 NET ASSETS:
    Par value of capital shares                                                       $       58,480
    Paid-in capital in excess of par value                                               588,977,546
    Accumulated net investment loss                                                         (963,143)
   Accumulated net realized gain from security transactions and foreign currencies         4,650,927
    Net unrealized appreciation of investments and foreign currencies                    322,035,405

------------------------------------------------------------------------------------------------------
 Total Net Assets                                                                     $  914,759,215

------------------------------------------------------------------------------------------------------
 Shares Outstanding:
    Class A                                                                               18,443,259
--------------------------------------------------------------------------------------------------
   Class B                                                                                 8,574,246
--------------------------------------------------------------------------------------------------
   Class L                                                                                 8,308,354
--------------------------------------------------------------------------------------------------
   Class Y                                                                                16,014,808
--------------------------------------------------------------------------------------------------
   Class Z                                                                                 7,139,232
--------------------------------------------------------------------------------------------------
Net Asset Value:
   Class A (and redemption price)                                                             $15.77
--------------------------------------------------------------------------------------------------
   Class B *                                                                                  $15.26
--------------------------------------------------------------------------------------------------
   Class L **                                                                                 $14.96
--------------------------------------------------------------------------------------------------
   Class Y (and redemption price)                                                             $15.93
--------------------------------------------------------------------------------------------------
   Class Z (and redemption price)                                                             $15.91
--------------------------------------------------------------------------------------------------
Maximum Public Offering Price Per Share:
   Class A (net asset value plus 5.26% of net asset value per share)                          $16.60
--------------------------------------------------------------------------------------------------
   Class L (net asset value plus 1.01% of net asset value per share)                          $15.11

------------------------------------------------------------------------------------------------------

* Redemption price is NAV of Class B shares reduced by a 5.00% CDSC if shares are redeemed within one year from purchase (See Note 2).
** Redemption price is NAV of Class L shares reduced by a 1.00% CDSC if shares are redeemed within the first year of purchase.




                      See Notes to Financial Statements.


14 Smith Barney International All Cap Growth Fund | 2001 Semi-Annual Report to
                                 Shareholders

 Statement of Operations (unaudited)    For the Six Months Ended April 30, 2001


INVESTMENT INCOME:
   Dividends                                       $   5,511,207
   Interest                                            1,789,198
   Less: Foreign withholding tax                        (485,963)

------------------------------------------------------------------
   Total Investment Income                             6,814,442

------------------------------------------------------------------
EXPENSES:
   Management fee (Note 2)                             4,612,665
   Distribution fee (Note 2)                           1,972,960
   Shareholder and system servicing fees                 381,539
   Custody                                               347,124
   Audit and legal                                        49,093
   Registration fees                                      44,631
   Shareholder communications                             32,232
   Directors' fees                                        15,025
   Other                                                   4,659

------------------------------------------------------------------
   Total Expenses                                      7,459,928

------------------------------------------------------------------
Net Investment Loss                                     (645,486)

------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCIES (NOTE 3):
   Realized Gain (Loss) From:
     Security transactions                             5,113,866
     Foreign currency transactions                       (17,203)

------------------------------------------------------------------
   Net Realized Gain                                   5,096,663

------------------------------------------------------------------
   Change in Net Unrealized Appreciation From:
     Security transactions                          (207,237,450)
     Foreign currency transactions                         5,198

------------------------------------------------------------------
   Decrease in Net Unrealized Appreciation          (207,232,252)

------------------------------------------------------------------
Net Loss on Investments and Foreign Currencies      (202,135,589)

------------------------------------------------------------------
Decrease in Net Assets From Operations             $(202,781,075)

------------------------------------------------------------------

                      See Notes to Financial Statements.


15 Smith Barney International All Cap Growth Fund | 2001 Semi-Annual Report to
                                 Shareholders

 Statements of Changes in Net Assets



For the Six Months Ended April 30, 2001 (unaudited) and the Year Ended October 31, 2000

                                                                                               2001             2000

----------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
   Net investment loss                                                                   $      (645,486) $     (6,778,524)
   Net realized gain                                                                           5,096,663       231,801,774
   Decrease in net unrealized appreciation                                                  (207,232,252)      (78,543,209)

----------------------------------------------------------------------------------------------------------------------------
   Increase (Decrease) in Net Assets From Operations                                        (202,781,075)      146,480,041

----------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                                                              --       (17,892,638)
   Net realized gains                                                                       (226,218,628)      (95,653,094)

----------------------------------------------------------------------------------------------------------------------------
   Decrease in Net Assets from Distributions to Shareholders                                (226,218,628)     (113,545,732)

----------------------------------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 9):
   Net proceeds from sale of shares                                                        4,372,693,839    15,294,970,621
   Net asset value of shares issued in connection with the transfer of the Smith Barney
     World Funds, Inc. -- International Balanced Portfolio net assets (Note 8)                        --        13,062,062
   Net asset value of shares issued for reinvestment of dividends                            165,925,379        81,854,129
   Cost of shares reacquired                                                              (4,741,483,896)  (15,344,024,190)

----------------------------------------------------------------------------------------------------------------------------
   Increase (Decrease) in Net Assets From Fund Share Transactions                           (202,864,678)       45,862,622

----------------------------------------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets                                                           (631,864,381)       78,796,931
NET ASSETS:
   Beginning of period                                                                     1,546,623,596     1,467,826,665

----------------------------------------------------------------------------------------------------------------------------
   End of period*                                                                        $   914,759,215  $  1,546,623,596

----------------------------------------------------------------------------------------------------------------------------
* Includes accumulated net investment loss of:                                                 $(963,143)               --

----------------------------------------------------------------------------------------------------------------------------
* Includes overdistributed net investment income of:                                                  --         $(438,362)

----------------------------------------------------------------------------------------------------------------------------

                      See Notes to Financial Statements.


16 Smith Barney International All Cap Growth Fund | 2001 Semi-Annual Report to
                                 Shareholders

 Notes to Financial Statements (unaudited)



1. Significant Accounting Policies

The International All Cap Growth Portfolio ("Portfolio") is a separate investment portfolio of the Smith Barney World Funds, Inc. ("Fund"). The Fund, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as an open-end investment management company and consists of this Portfolio and two other separate investment portfolios: European and Global Government Bond Portfolios. The financial statements and financial highlights for the other portfolios are presented in a separate shareholder report.

The significant accounting policies consistently followed by the Portfolio are:
(a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing prices on the primary exchange on which they are traded; securities listed or traded on certain foreign exchanges or other markets whose operations are similar to the U.S. over-the-counter market (including securities listed on exchanges where the primary market is believed to be over-the-counter) and securities for which no sales price was reported on that date are valued at the mean between the bid and ask prices. Securities which are listed or traded on more than one exchange or market are valued at the quotations on the exchange or market determined to be the primary market for such securities; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (d) gains or losses on the sale of securities are calculated by using the specific identification method; (e) interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis; (f) dividend income is recorded on the ex-dividend date; foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Portfolio determines the existence of a dividend declaration after exercising reasonable due diligence; (g) direct expenses are charged to each Portfolio and each class; management fees and general Fund expenses are allocated on the basis of relative net assets; (h) dividends and distributions to shareholders are recorded on the ex-dividend date; (i) the accounting records of each Portfolio are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income or expense amounts recorded and collected or paid are adjusted when reported by the custodian; (j) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At October 31, 2000, reclassification's were made to the capital accounts of the Portfolio to reflect permanent book/tax differences and income and gains available for distributions under tax regulations. Accordingly, a portion of overdistributed net investment income amounting to $14,828,402 was reclassified to paid-in-capital. Net investment income, net realized gains and net assets were not affected by these changes; (k) the Portfolio intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve the Portfolio from substantially all Federal income and excise taxes; and (l) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

In addition, the Portfolio may enter into forward exchange contracts in order to hedge against foreign currency risk. These contracts are marked to market daily by recognizing the difference between the contract exchange rate and the current market rate as an unrealized gain or loss. Realized gains or losses are recognized when contracts are settled.

2. Management Agreement and Other Transactions

Smith Barney Fund Management LLC ("SBFM"), formerly known as SSB Citi Fund Management LLC, a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH") which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup"), acts as


17 Smith Barney International All Cap Growth Fund | 2001 Semi-Annual Report to
                                 Shareholders
investment manager of the Portfolio. The Portfolio pays SBFM a management fee calculated at an annual rate of 0.85% of the average daily net assets. This fee is calculated daily and paid monthly.

Citi Fiduciary Trust Company ("CFTC"), another subsidiary of Citigroup, acts as the Portfolio's transfer agent and PFPC Global Fund Services ("PFPC") acts as the Portfolio's sub-transfer agent. CFTC receives account fees and asset-based fees that vary according to the account size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by CFTC. For the six months ended April 30, 2001, the Portfolio paid transfer agent fees of $372,262 to CFTC.

Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, acts as the Portfolio's distributor. In addition, SSB acts as the primary broker for the Portfolio's agency transactions. Certain other broker-dealers continue to sell Portfolio shares to the public as members of the selling group. For the six months ended April 30, 2001, SSB and its affiliates received $89,721 in brokerage commissions.

There are maximum initial sales charges of 5.00% and 1.00% for Class A and L shares, respectively. There is a CDSC of 5.00% on Class B shares, which applies if redemption occurs within one year from purchase. Thereafter this CDSC declines by 1.00% per year until no CDSC is incurred. Class L shares have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. In addition, Class A shares have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. This CDSC only applies to those purchases of Class A shares that equal or exceed $500,000 in the aggregate. These purchases do not incur an initial sales charge.



For the six months ended April 30, 2001, sales charges and CDSCs received by SSB were approximately:

                        Class A  Class B Class L
-------------------------------------------------
Sales Charges           $389,000      -- $69,000
-------------------------------------------------
CDSCs                     66,000 $93,000   9,000
-------------------------------------------------

Pursuant to a Distribution Plan, the Portfolio pays a service fee with respect to Class A, B and L shares calculated at an annual rate of 0.25% of the average daily net assets of each respective class shares. The Portfolio pays a distribution fee with respect to Class B and L shares calculated at an annual rate of 0.75% of the average daily net assets for each respective class. For the six months ended April 30, 2001, total Distribution Plan fees incurred were:

                                 Class A  Class B  Class L
------------------------------------------------------------
Distribution Plan Fees           $485,154 $760,721 $727,085
------------------------------------------------------------

All officers and one Director of the Fund are employees of SSB.

3. Investments

During the six months ended April 30, 2001, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

------------------------------------
Purchases              $ 32,578,503
------------------------------------
Sales                   183,595,132
------------------------------------

At April 30, 2001, aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

------------------------------------------------------
Gross unrealized appreciation           $361,218,361
Gross unrealized depreciation            (39,173,729)
------------------------------------------------------
Net unrealized appreciation             $322,044,632
------------------------------------------------------


18 Smith Barney International All Cap Growth Fund | 2001 Semi-Annual Report to
                                 Shareholders

4. Option Contracts

Premiums paid when put or call options are purchased by the Portfolio represent investments, which are marked-to-market daily. When a purchased option expires, the Portfolio will realize a loss in the amount of the premium paid. When the Portfolio enters into a closing sales transaction, the Portfolio will realize a gain or loss depending on whether the proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the amount of the premium originally paid. When the Portfolio exercises a call option, the cost of the security that the Portfolio purchases upon exercise will be increased by the premium originally paid.

At April 30, 2001, the Portfolio did not hold any purchased call or put option contracts.

When a Portfolio writes a call or put option, an amount equal to the premium received by the Portfolio is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Portfolio realizes a gain. When the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received, without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised the cost of the security sold will be decreased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Portfolio purchased upon exercise. When written index options are exercised, settlement is made in cash.

The risk associated with purchasing options is limited to the premium originally paid. The Portfolio enters into options for hedging purposes. The risk in writing a call option is that the Portfolio gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Portfolio is exposed to the risk of loss if the market price of the underlying security declines.

During the six months ended April 30, 2001, the Portfolio did not enter into any written covered call or put option contracts.

5. Futures Contracts

Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contract. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are received or made and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Portfolio's basis in the contract.

The Portfolio enters into such contracts to hedge a portion of its portfolio. The Portfolio bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

At April 30, 2001, the Portfolio did not hold any futures contracts.

6. Concentration of Risk

The Portfolios' investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in a foreign currency and may require settlement in foreign currencies and pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.


19 Smith Barney International All Cap Growth Fund | 2001 Semi-Annual Report to
                                 Shareholders

7. Lending of Portfolio Securities

The Portfolio has an agreement with their custodian whereby the custodian may lend securities owned by the Portfolio to brokers, dealers, and other financial organizations. Fees earned by the Portfolio on securities lending are recorded as interest income. Loans of securities by the Portfolio are collateralized by cash, U.S. government securities, high quality money market instruments or other securities that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary depending on the type of securities loaned. The Custodian establishes and maintains the collateral in segregated accounts. The Portfolio maintains exposure for the risk of any loss in the investment of amounts received as collateral.

At April 30, 2001, the Portfolio had loaned common stocks which were collateralized by cash. The market value for the securities on loan for the Portfolio was $217,346,289. The Portfolio held the following cash collateral for loaned securities:

Security Description                                        Value

----------------------------------------------------------------------
Time Deposits:
  Abbey National London, 4.56% due 5/1/01                $ 11,550,921
  Banca Commerciale Italiano, London, 4.69% due 5/1/01     11,550,921
  Barclays Nassau, 4.56% due 5/1/01                        11,550,921
  BNP Paribas, London, 4.75% due 5/1/01                    11,550,921
  Caisse de Depots et Condign., Paris, 4.69% due 5/1/01    11,550,921
  Credit Agricole Indozuez, G.C., 4.70% due 5/1/01         11,527,192
  Den Danske-Copenhagen, 4.70% due 5/1/01                  11,550,921
  Rabobank, Singapore, 4.56% due 5/1/01                    11,550,921
  Societe Generale, 4.75% due 5/1/01                       11,550,921
  Unibank, 4.69% due 5/1/01                                11,550,921
  Union Bank of Switzerland, 4.56% due 5/1/01              11,550,921
  Westdeutsche Landesbank, London, 4.56% due 5/1/01        11,550,921
Repurchase Agreements:
  Bear Stearns, 4.69% due 5/1/01                           45,666,432
  Morgan Stanley, 4.61% due 5/1/01                         43,622,734
----------------------------------------------------------------------
Total                                                    $227,876,489

----------------------------------------------------------------------

Interest income earned by the Portfolio from securities lending for the six months ended April 30, 2001 was $198,498.

8. Transfer of Net Assets

On April 14, 2000, the International All Cap Growth Portfolio acquired the assets and certain liabilities of the Smith Barney World Funds, Inc. -- International Balanced Portfolio ("International Balanced Portfolio") pursuant to a plan of reorganization approved by International Balanced Portfolio shareholders on April 7, 2000. Total shares issued by the International All Cap Growth Portfolio and the total net assets of the International Balanced Portfolio and the International All Cap Growth Portfolio on the date of the transfer were as follows:

                                           Shares Issued                             Total Net Assets
                                             by the          Total Net Assets             of the
                                           International All     of the              International All
                                           Cap Growth        International Balanced     Cap Growth
Acquired Portfolio                          Portfolio          Portfolio                 Portfolio

--------------------------------------------------------------------------------------------------------
International Balanced Portfolio               461,226          $13,062,062              $1,471,355,620
--------------------------------------------------------------------------------------------------------

The total net assets of the International Balanced Portfolio before acquisition included unrealized appreciation of $3,204,052. Total net assets of the International All Cap Growth Portfolio immediately after the transfer were $1,484,417,682. The transaction was structured to qualify as a tax-free reorganization under the Internal Revenue Code of 1986, as amended.


20 Smith Barney International All Cap Growth Fund | 2001 Semi-Annual Report to
                                 Shareholders

9. Capital Shares

At April 30, 2001, the Fund had one billion shares of capital stock authorized with a par value of $0.001 per share. The Portfolios have the ability to issue multiple classes of shares. Each share of a class represents an identical legal interest in a Portfolio and has the same rights, except that each class bears certain expenses specifically related to the distribution of its shares.

At April 30, 2001, total paid-in capital amounted to the following for each class:

                                   Class A      Class B      Class L      Class Y      Class Z

--------------------------------------------------------------------------------------------------
Total Paid-in Capital           $(70,166,433) $128,515,471 $117,129,396 $288,667,233 $124,890,359
--------------------------------------------------------------------------------------------------

Transactions in shares of each class were as follows:

                                                                                        Six Months Ended
                                                                                         April 30, 2001
                                                                                 ------------------------------
                                                                                    Shares          Amount

----------------------------------------------------------------------------------------------------------------
Class A
Shares sold                                                                       209,499,706  $ 3,905,131,715
Shares issued on reinvestment                                                       3,893,248       68,949,422
Net asset value of shares issued in connection with the transfer of Smith Barney
 World Funds, Inc. -- International Balanced Portfolio's net assets                        --               --
Shares reacquired                                                                (222,840,538) $(4,245,341,510)
----------------------------------------------------------------------------------------------------------------
Net Increase (Decrease)                                                            (9,447,584) $  (271,260,373)

----------------------------------------------------------------------------------------------------------------
Class B
Shares sold                                                                           805,934  $    13,887,610
Shares issued on reinvestment                                                       1,888,472       32,387,286
Net asset value of shares issued in connection with the transfer of Smith Barney
 World Funds, Inc. -- International Balanced Portfolio's net assets                        --               --
Shares reacquired                                                                  (2,186,752)     (38,657,285)
----------------------------------------------------------------------------------------------------------------
Net Increase                                                                          507,654  $     7,617,611

----------------------------------------------------------------------------------------------------------------
Class L
Shares sold                                                                        19,132,688  $   349,744,223
Shares issued on reinvestment                                                       1,782,461       29,980,996
Net asset value of shares issued in connection with the transfer of Smith Barney
 World Funds, Inc. -- International Balanced Portfolio's net assets                        --               --
Shares reacquired                                                                 (20,689,285)    (383,060,653)
----------------------------------------------------------------------------------------------------------------
Net Increase (Decrease)                                                               225,864  $    (3,335,434)

----------------------------------------------------------------------------------------------------------------
Class Y
Shares sold                                                                         3,415,602  $    65,032,403
Shares issued on reinvestment                                                         535,420        9,551,893
Shares reacquired                                                                  (1,684,186)     (33,477,263)
----------------------------------------------------------------------------------------------------------------
Net Increase                                                                        2,266,836  $    41,107,033

----------------------------------------------------------------------------------------------------------------
Class Z
Shares sold                                                                         2,217,717  $    38,897,888
Shares issued on reinvestment                                                       1,406,838       25,055,782
Shares reacquired                                                                  (2,281,495)     (40,947,185)
----------------------------------------------------------------------------------------------------------------
Net Increase                                                                        1,343,060  $    23,006,485

----------------------------------------------------------------------------------------------------------------

                                                                                           Year Ended
                                                                                        October 31, 2000
                                                                                 -------------------------------
                                                                                    Shares          Amount

-----------------------------------------------------------------------------------------------------------------
Class A
Shares sold                                                                       480,276,808  $ 13,654,022,611
Shares issued on reinvestment                                                       1,253,215        37,608,998
Net asset value of shares issued in connection with the transfer of Smith Barney
 World Funds, Inc. -- International Balanced Portfolio's net assets                   279,948         8,012,794
Shares reacquired                                                                (476,277,455)  (13,724,226,820)
-----------------------------------------------------------------------------------------------------------------
Net Increase (Decrease)                                                             5,532,516  $    (24,582,417)

-----------------------------------------------------------------------------------------------------------------
Class B
Shares sold                                                                         8,942,491  $    266,981,360
Shares issued on reinvestment                                                         485,099        14,305,559
Net asset value of shares issued in connection with the transfer of Smith Barney
 World Funds, Inc. -- International Balanced Portfolio's net assets                   101,172         2,837,024
Shares reacquired                                                                  (9,117,949)     (272,424,693)
-----------------------------------------------------------------------------------------------------------------
Net Increase                                                                          410,813  $     11,699,250

-----------------------------------------------------------------------------------------------------------------
Class L
Shares sold                                                                        44,745,549  $  1,236,921,792
Shares issued on reinvestment                                                         419,640        12,182,159
Net asset value of shares issued in connection with the transfer of Smith Barney
 World Funds, Inc. -- International Balanced Portfolio's net assets                    80,106         2,212,244
Shares reacquired                                                                 (44,083,495)   (1,230,756,176)
-----------------------------------------------------------------------------------------------------------------
Net Increase (Decrease)                                                             1,161,800  $     20,560,019

-----------------------------------------------------------------------------------------------------------------
Class Y
Shares sold                                                                         2,586,862  $     74,498,741
Shares issued on reinvestment                                                         192,780         5,794,976
Shares reacquired                                                                  (2,211,891)      (63,676,019)
-----------------------------------------------------------------------------------------------------------------
Net Increase                                                                          567,751  $     16,617,698

-----------------------------------------------------------------------------------------------------------------
Class Z
Shares sold                                                                         2,197,951  $     62,546,117
Shares issued on reinvestment                                                         398,350        11,962,437
Shares reacquired                                                                  (1,910,070)      (52,940,482)
-----------------------------------------------------------------------------------------------------------------
Net Increase                                                                          686,231  $     21,568,072

-----------------------------------------------------------------------------------------------------------------

21 Smith Barney International All Cap Growth Fund | 2001 Semi-Annual Report to
                                 Shareholders

 Financial Highlights


For a share of each class of capital stock outstanding throughout each year ended October 31, unless otherwise noted:

Class A Shares                            2001/(1)(2)/  2000/(2)/  1999/(2)/  1998/(2)/   1997/(2)/  1996/(2)/

---------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period       $24.49        $26.75     $20.39     $20.36      $18.64     $17.15

---------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
 Net investment income (loss)               (0.00)*       (0.08)     (0.03)     (0.00)*     (0.04)      0.01
 Net realized and unrealized gain (loss)    (4.28)         0.06       6.39       0.03        1.77       1.65

---------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations         (4.28)        (0.02)      6.36       0.03        1.73       1.66

---------------------------------------------------------------------------------------------------------------
Less Distributions From:
 Net investment income/(3)/                    --         (0.38)        --         --       (0.01)     (0.17)
 Net realized gains                         (4.44)        (1.86)        --         --          --         --

---------------------------------------------------------------------------------------------------------------
Total Distributions                         (4.44)        (2.24)        --         --       (0.01)     (0.17)

---------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period             $15.77        $24.49     $26.75     $20.39      $20.36     $18.64

---------------------------------------------------------------------------------------------------------------
Total Return                               (19.47)%++     (1.62)%    31.19%      0.15%       9.30%      9.78%

---------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)         $290,934      $683,133   $598,043   $453,029    $464,796   $513,870

---------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
 Expenses/(4)/                               1.24%+        1.21%      1.28%      1.28%       1.31%      1.35%
 Net investment income (loss)               (0.04)+       (0.29)     (0.13)     (0.00)**    (0.18)      0.17

---------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                         3%           26%        31%        25%         35%        46%

---------------------------------------------------------------------------------------------------------------

Class B Shares                            2001/(1)(2)/  2000/(2)/  1999/(2)/  1998/(2)/   1997/(2)/  1996/(2)/

---------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period       $23.89        $26.13     $20.08     $20.22      $18.65     $17.17

---------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
 Net investment loss                        (0.07)        (0.33)     (0.23)     (0.18)      (0.20)     (0.08)
 Net realized and unrealized gain (loss)    (4.12)         0.07       6.28       0.04        1.77       1.60

---------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations         (4.19)        (0.26)      6.05      (0.14)       1.57       1.52

---------------------------------------------------------------------------------------------------------------
Less Distributions From:
 Net investment income/(3)/                    --         (0.12)        --         --          --      (0.04)
 Net realized gains                         (4.44)        (1.86)        --         --          --         --

---------------------------------------------------------------------------------------------------------------
Total Distributions                         (4.44)        (1.98)        --         --          --      (0.04)

---------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period             $15.26        $23.89     $26.13     $20.08      $20.22     $18.65

---------------------------------------------------------------------------------------------------------------
Total Return                               (19.60)%++     (2.43)%    30.13%     (0.69)%      8.42%      8.89%

---------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)         $130,811      $192,707   $200,071   $180,980    $231,148   $212,294

---------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
 Expenses/(4)/                               2.12%+        2.06%      2.08%      2.09%       2.11%      2.11%
 Net investment loss                        (0.85)+       (1.15)     (1.01)     (0.84)      (0.95)     (0.58)

---------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                         3%           26%        31%        25%         35%        46%

---------------------------------------------------------------------------------------------------------------

(1) For the six months ending April 30, 2001 (unaudited).
(2) Per share amounts have been calculated using the monthly average shares method.
(3) Distributions from net investment income include short-term capital gains, if any, for Federal income tax purposes.
(4) During the year ended October 31, 1996, the Portfolio had earned credits from the custodian which reduced service fees incurred. If the credits are taken into consideration, the expense ratios for Class A and B shares would have been 1.29% and 2.04%, respectively.
 *  Amount represents less than $0.01 per share.
**  Amount represents less than 0.01%.
 ++ Total return is not annualized, as it may not be representative of the total return for the year.
 +  Annualized.

22 Smith Barney International All Cap Growth Fund | 2001 Semi-Annual Report to
                                 Shareholders

For a share of each class of capital stock outstanding throughout each year ended October 31, unless otherwise noted:

Class L Shares                             2001/(1)(2)/   2000/(2)/   1999/(2)/   1998/(2)(3)/   1997/(2)/   1996/(2)/

-----------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period       $23.53         $25.76      $19.79      $19.93         $18.38      $16.93

-----------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
 Net investment loss                        (0.07)         (0.31)      (0.22)      (0.17)         (0.22)      (0.13)
 Net realized and unrealized gain (loss)    (4.06)          0.06        6.19        0.03           1.77        1.62

-----------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations         (4.13)         (0.25)       5.97       (0.14)          1.55        1.49

-----------------------------------------------------------------------------------------------------------------------
Less Distributions From:
 Net investment income/(4)/                    --          (0.12)         --          --             --       (0.04)
 Net realized gains                         (4.44)         (1.86)         --          --             --          --

-----------------------------------------------------------------------------------------------------------------------
Total Distributions                         (4.44)         (1.98)         --          --             --       (0.04)

-----------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period             $14.96         $23.53      $25.76      $19.79         $19.93      $18.38

-----------------------------------------------------------------------------------------------------------------------
Total Return                               (19.65)%++      (2.42)%     30.17%      (0.70)%         8.43%       8.85%

-----------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)         $124,313       $190,144    $178,259    $152,569       $200,849    $229,514

-----------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
 Expenses/(5)/                               2.09%+         2.04%       2.07%       2.07%          2.12%       2.15%
 Net investment loss                        (0.83)+        (1.13)      (0.98)      (0.81)         (0.97)      (0.63)

-----------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                         3%            26%         31%         25%            35%         46%

-----------------------------------------------------------------------------------------------------------------------

Class Y Shares                             2001/(1)(2)/   2000/(2)/   1999/(2)/   1998/(2)/   1997/(2)/   1996/(2)/

--------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period       $24.60         $26.88      $20.41      $20.38      $18.64      $17.13

--------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
 Net investment income (loss)                0.03          (0.00)*      0.03        0.08        0.04        0.18
 Net realized and unrealized gain (loss)    (4.26)          0.07        6.44        0.01        1.76        1.54

--------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations         (4.23)          0.07        6.47        0.09        1.80        1.72

--------------------------------------------------------------------------------------------------------------------
Less Distributions From:
 Net investment income/(4)/                    --          (0.49)         --       (0.06)      (0.06)      (0.21)
 Net realized gains                         (4.44)         (1.86)         --          --          --          --

--------------------------------------------------------------------------------------------------------------------
Total Distributions                         (4.44)         (2.35)         --       (0.06)      (0.06)      (0.21)

--------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period             $15.93         $24.60      $26.88      $20.41      $20.38      $18.64

--------------------------------------------------------------------------------------------------------------------
Total Return                               (19.14)%++      (1.31)%     31.70%       0.45%       9.68%      10.19%

--------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)         $255,132       $338,192    $354,242    $333,979    $301,852    $200,427

--------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
 Expenses/(5)/                               0.96%+         0.92%       0.92%       0.91%       0.94%       0.96%
 Net investment income (loss)                0.33+         (0.01)       0.14        0.37        0.23        0.56

--------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                         3%            26%         31%         25%         35%         46%

--------------------------------------------------------------------------------------------------------------------

(1) For the six months ended April 30, 2001 (unaudited).
(2) Per share amounts have been calculated using the monthly average shares method.
(3) On June 12, 1998, Class C shares were renamed Class L shares.
(4) Distributions from net investment income include short-term capital gains, if any, for Federal income tax purposes.
(5) During the year ended October 31, 1996, the Portfolio had earned credits from the custodian which reduced service fees incurred. If the credits are taken into consideration, the expense ratios for Class L and Y shares would have been 2.09% and 0.90%, respectively.
 *  Amount represents less than $0.01 per share.
 ++ Total return is not annualized,as it may not be representative of the total return for the year.
 +  Annualized.

23 Smith Barney International All Cap Growth Fund | 2001 Semi-Annual Report to
                                 Shareholders

For a share of each class of capital stock outstanding throughout each year ended October 31, unless otherwise noted:

Class Z Shares                             2001/(1)(2)/     2000/(2)/   1999/(2)/   1998/(2)/   1997/(2)/   1996/(2)/

----------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period       $24.58         $26.85        $20.39      $20.36      $18.62      $17.12

----------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
 Net investment income (loss)                0.03          (0.00)*        0.04        0.08        0.05        0.14
 Net realized and unrealized gain (loss)    (4.26)          0.08          6.42        0.01        1.75        1.57

----------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations         (4.23)          0.08          6.46        0.09        1.80        1.71

----------------------------------------------------------------------------------------------------------------------
Less Distributions From:
 Net investment income/(3)/                    --          (0.49)           --       (0.06)      (0.06)      (0.21)
 Net realized gains                         (4.44)         (1.86)           --          --          --          --

----------------------------------------------------------------------------------------------------------------------
Total Distributions                         (4.44)         (2.35)           --       (0.06)      (0.06)      (0.21)

----------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period             $15.91         $24.58        $26.85      $20.39      $20.36      $18.62

----------------------------------------------------------------------------------------------------------------------
Total Return                               (19.15)%++      (1.28)%       31.68%       0.45%       9.69%      10.13%

----------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)         $113,569       $142,448      $137,212    $117,132    $131,709    $119,408

----------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
 Expenses/(4)/                               0.97%+         0.92%         0.92%       0.92%       0.94%       0.97%
 Net investment income (loss)                0.36+         (0.00)**       0.16        0.36        0.22        0.55

----------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                         3%            26%           31%         25%         35%         46%

----------------------------------------------------------------------------------------------------------------------

(1) For the six months ended April 30, 2001 (unaudited).
(2) Per share amounts have been calculated using the monthly average shares method.
(3) Distributions from net investment income include short-term capital gains, if any, for Federal income tax purposes.
(4) During the year ended October 31, 1996, the Portfolio had earned credits from the custodian which reduced service fees incurred. If the credits are taken into consideration, the expense ratios for Class Z shares would have been 0.91%.
 *  Amount represents less than $0.01 per share.
**  Amount represents less than 0.01%.
 ++ Total return is not annualized, as it may not be representative of the total return for the year.
 +  Annualized.



24 Smith Barney International All Cap Growth Fund | 2001 Semi-Annual Report to
                                 Shareholders

                                 SMITH BARNEY
                               WORLD FUNDS, INC.



          DIRECTORS                   INVESTMENT MANAGER
          Victor Atkins               Smith Barney Fund Management LLC
          Abraham E. Cohen
          Robert A. Frankel           DISTRIBUTOR
          Michael Gellert             Salomon Smith Barney Inc.
          Rainer Greeven
          Susan M. Heilbron           CUSTODIAN
          Heath B. McLendon, Chairman Chase Manhattan Bank

          OFFICERS                    TRANSFER AGENT
          Maurits E. Edersheim        Citi Fiduciary Trust Company
          Chairman of the Fund        125 Broad Street
          & Advisory Director         11th Floor
                                      New York, New York 10004
          Heath B. McLendon
          President and               SUB-TRANSFER AGENT
          Chief Executive Officer     PFPC Global Fund Services
                                      P.O. Box 9699
          Lewis E. Daidone            Providence, Rhode Island
          Senior Vice President       02940-9699
          and Treasurer

          James B. Conheady
          Vice President

          Jeffrey J. Russell, CFA
          Vice President

          Irving P. David
          Controller

          Christina T. Sydor
          Secretary

   Smith Barney World Funds, Inc.





 This report is submitted for the general information of shareholders of Smith Barney World Funds, Inc. -- International All Cap Growth Portfolio but it may also be used as sales literature when preceded or accompanied by a current Prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Fund. If used as sales material after July 31, 2001, this report must be accompanied by performance information for the most recently completed calendar quarter.

 SMITH BARNEY WORLD FUNDS, INC.
 Smith Barney Mutual Funds
 7 World Trade Center
 New York, New York 10048

 For complete information on any Smith Barney Mutual Funds, including management fees and expenses, call or write your financial professional for a free prospectus. Read it carefully before you invest or send money.

 www.smithbarney.com/mutualfunds




         SalomonSmithBarney
---------------------------
A member of citigroup[LOGO]

 Salomon Smith Barney is a service mark of Salomon Smith Barney Inc.

 FD01934 6/01

--------------------------------------------------------------------------------
                                 SMITH BARNEY
                               WORLD FUNDS, INC.
                       GLOBAL GOVERNMENT BOND PORTFOLIO
                              EUROPEAN PORTFOLIO

--------------------------------------------------------------------------------

                     SEMI-ANNUAL REPORT  |  APRIL 30, 2001



                      [LOGO OF SMITH BARNEY MUTUAL FUNDS]
                Your Serious Money. Professionally Managed./sm/

        ---------------------------------------------------------------
         NOT  FDIC  INSURED . NOT  BANK  GUARANTEED . MAY  LOSE  VALUE
        ---------------------------------------------------------------

 Smith Barney
 World Funds, Inc.

 MARKET HIGHLIGHT

International markets struggled during the period and the risks of international investing have become more apparent. Today, many investors may be questioning the need to invest internationally as markets abroad decline. Although the rewards are often great, sophisticated investors know that investing directly in international stocks and bonds carries special risks. Currency fluctuations, differing accounting and financial disclosure, lower liquidity and the potential for adverse political developments and foreign taxation are just some of the challenges global investors may face. That is why many of these investors employ an experienced international money management team to manage their international investments.
                                                               Heath B. McLendon
                                                                        Chairman


The Global Government Bond Portfolio seeks as high a level of current income and capital appreciation as is consistent with its policy of investing principally in high quality bonds of the United States or foreign governments.

                                     NASDAQ SYMBOL
                                         -----
                             Class A SBGLX
                             Class B SBGBX
                             Class L SGGLX

The European Portfolio seeks long-term capital appreciation by investing in equity securities of European issuers.

                                     NASDAQ SYMBOL
                                         -----
                             Class A SBEAX
                             Class B SBEBX
                             Class L SBELX


 WHAT'S INSIDE


A Message from the Chairman.........  1

Global Government Bond Portfolio
  Portfolio Manager Commentary......  2
  Historical Performance............  4
  Portfolio at a Glance.............  7

European Portfolio
  Portfolio Manager Commentary......  8
  Historical Performance............ 10
  Portfolio at a Glance............. 12

Schedules of Investments............ 13

Statements of Assets and Liabilities 17

Statements of Operations............ 18

Statements of Changes in Net Assets. 19

Notes to Financial Statements....... 21

Financial Highlights................ 28

                          A MESSAGE FROM THE CHAIRMAN

[PHOTO]

HEATH B. MCLENDON
CHAIRMAN

---------------------

The year 2001 began as a period of transition for the global markets. Investors have witnessed a widespread rationalization of stock valuations across many industries -- most notably in the New Economy sectors of technology and telecommunications.

The Global Government Bond Portfolio ("Portfolio"), managed by Denis P. Mangan, seeks as high a level of current income and capital appreciation as is consistent with its policy of investing principally in high quality bonds of the United States and foreign governments. Denis' investment philosophy is a combination of top-down fundamental analysis and risk control. His investment committee gives him their outlook on interest rates and currencies, across all the markets in which the Portfolio invests. Denis then takes that outlook and develops a well diversified portfolio.

The European Portfolio ("Portfolio") seeks long-term capital appreciation by investing primarily in equity securities of issuers based in Europe. The Portfolio's manager, Rein W. van der Does, adheres to a "bottom up" investment approach when selecting investments for the Portfolio. Although economic cycles are important when evaluating a company's outlook, he generally searches for companies that exhibit solid growth regardless of economic conditions in Europe.

While there are no guarantees, we believe that the present retrenchment in the global markets may serve as a framework for improved profitability in the months and quarters ahead, possibly setting the stage for a recovery in the latter part of 2001.

Thank you for your continued confidence in our investment management approach.

Sincerely,
/s/ Heath B. McLendon
Heath B. McLendon
Chairman

May 14, 2001



  1 Smith Barney World Funds, Inc.  | 2001 Semi-Annual Report to Shareholders

 GLOBAL GOVERNMENT BOND PORTFOLIO


[PHOTO]
DENIS P. MANGAN
VICE PRESIDENT

Denis P. Mangan is a Global Fixed Income Portfolio Manager and Research Specialist. He joined Smith Barney Capital Management in 1994. He was previously with J.P. Morgan as a Proprietary Fixed Income Trader and a Researcher of Fixed Income Options and Trading for three years. Prior to that, Mr. Mangan spent two years at Citibank, N.A., London as a Fixed Income and Currency Strategist for the Strategic Positioning Desk. He also was with Citicorp for seven years in Treasury management, doing analysis and strategic positioning. Mr. Mangan graduated with honors from Trinity College, Dublin, and holds an M.A. in Mathematics from Columbia University, and a Ph.D. in Financial Economics from Columbia University.

Performance Update
For the six months ended April 30, 2001, the Smith Barney World Funds, Inc. -- Global Government Bond Portfolio's ("Portfolio") Class A shares, without and with sales charges, returned 4.70% and negative 0.05%, respectively. In comparison, the J.P. Morgan Global Government Bond Market Index/1/ -- Hedged and the J.P. Morgan Global Government Bond Market Index -- Unhedged returned 5.09% and 2.35%, respectively, for the same period.

Please note that the information provided in this letter represents the opinion of the manager and is not intended to be a forecast of future events, a guarantee of future results or investment advice. Further, there is no assurance that certain securities will remain in or out of the Portfolio, or that the percentage of the Portfolio's assets held in various sectors will remain the same. Please refer to pages 13 and 14 for a list and percentage breakdown of the Portfolio's holdings. Also, please note any discussion of the Portfolio's holdings is as of April 30, 2001 and is subject to change.

In seeking to achieve the Portfolio's income objective, we consider and compare the relative yields of various obligations of developed nations. In seeking to achieve the Portfolio's capital appreciation objective, we seek what we deem to be the best values currently available in the marketplace. In both cases, we use quantitative techniques to measure and assess risk. Depending on our outlook, the Portfolio's emphasis among foreign markets and between capital appreciation and income-oriented investments may vary. The Portfolio will not invest more than 45% of its assets in a single country, other than the United States. Allocation of the Portfolio's investments will depend upon the relative attractiveness of the global markets and particular issuers.

Global Bond Market and Portfolio Update
Portfolio activity during the reporting period primarily consisted of being short of bond markets worldwide in early 2000 as economic growth soared along with the accompanying fear of inflation. In our opinion, a flattening yield curve/2/ position allowed us to benefit from more rapidly rising short-term rates than longer bond yields.

During the period, we were underweighted euro-denominated bond markets versus the U.S., as Europe began to dramatically underperform from last summer. We extended the Portfolio's duration/3/ and instituted yield curve steepening positions towards the end of 2000 on growing evidence of global economic slowing. We have held an underweight position in the Japanese government bond market for a considerable time, due to the extraordinarily low yields available in that market.

  2 Smith Barney World Funds, Inc.  | 2001 Semi-Annual Report to Shareholders


--------
1 The J.P. Morgan Global Government Bond Market Index is a daily, market-capitalization weighted, international fixed-income index consisting of 13 countries. Please note that an investor cannot invest directly in an index.
2 The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.
3 Duration is a common gauge of the price sensitivity of a fixed income asset or portfolio to a change in interest rates.

In the fourth quarter of 2000, global bond markets performed particularly well. The overall market returned roughly 3.53%, bringing the return for the period as a whole to about 8.26%. In both periods, the U.S. Treasury bond market was the best-performing government market by a significant margin, returning 5.23% over the quarter. The core euro government sector returned 3.45% over the quarter, gaining support as the euro strengthened in the final weeks of 2000. Over the twelve-month period, the core euro-denominated sector managed a return of 7.17%. In Japan, the Government bond market returned 1.76% in the final quarter and 2.27% for the reporting period.

In the first quarter of 2001 and April 2001, global bond markets performed fairly well. The Japanese bond market was the best performing government market by a small margin. The U.S. market outperformed the euro-denominated sector by about one half of one percent, whereas the German government component of the European Index returned the lowest in Europe.

Market Outlook
In our view, the key influences driving global bond market market behavior during the period were rising oil prices, the perceived slowdown in the U.S. economy and the continuing weakness of the euro, culminating in central bank intervention to support the currency.

Despite challenging market conditions, we remain committed to our goal: to significantly outperform the U.S. bond market with no more risk than investing in that market. As a result, we plan to invest primarily in what we deem to be high-quality government bonds of U.S. and foreign markets. However, though we participate in foreign markets, we hedge most of the currency risk. We believe that assuming too much currency risk creates the potential for a much more volatile portfolio compared to a portfolio invested solely in the U.S. bond market.

Thank you for investing with us.


/s/ Denis P. Mangan

Denis P. Mangan
Vice President

May 14, 2001




  3 Smith Barney World Funds, Inc.  | 2001 Semi-Annual Report to Shareholders

                       GLOBAL GOVERNMENT BOND PORTFOLIO

 Historical Performance -- Class A Shares

                         Net Asset Value
                       -------------------
                       Beginning  End      Income    Capital Gain  Return      Total
Period Ended           of Period of Period Dividends Distributions of Capital  Returns/(1)/

--------------------------------------------------------------------------------------------
4/30/01                $10.95    $10.39    $1.06     $0.00         $0.00       4.70%+

--------------------------------------------------------------------------------------------
10/31/00                11.18     10.95     0.88      0.00          0.00       6.13

--------------------------------------------------------------------------------------------
10/31/99                11.88     11.18     0.52      0.00          0.00      (1.62)

--------------------------------------------------------------------------------------------
10/31/98                12.22     11.88     0.22      0.60          0.45       8.08

--------------------------------------------------------------------------------------------
10/31/97                12.55     12.22     1.22      0.08          0.00       8.21

--------------------------------------------------------------------------------------------
10/31/96                12.30     12.55     0.87      0.00          0.00       9.41

--------------------------------------------------------------------------------------------
10/31/95                11.68     12.30     0.78      0.00          0.00      12.40

--------------------------------------------------------------------------------------------
10/31/94++              12.92     11.68     0.23      0.00          0.42      (4.64)+

--------------------------------------------------------------------------------------------
12/31/93                11.84     12.92     0.52      0.59          0.00      19.13

--------------------------------------------------------------------------------------------
12/31/92                12.90     11.84     0.97      0.19          0.00       0.93

--------------------------------------------------------------------------------------------
Inception* -- 12/31/91  12.00     12.90     0.44      0.13          0.00      12.42+

--------------------------------------------------------------------------------------------
 Total                                     $7.71     $1.59         $0.87

--------------------------------------------------------------------------------------------

 Historical Performance -- Class B Shares

                         Net Asset Value
                       -------------------
                       Beginning  End      Income    Capital Gain  Return      Total
Period Ended           of Period of Period Dividends Distributions of Capital  Returns/(1)/

--------------------------------------------------------------------------------------------
4/30/01                $10.92    $10.42    $0.97     $0.00         $0.00       4.42%+

--------------------------------------------------------------------------------------------
10/31/00                11.16     10.92     0.83      0.00          0.00       5.56

--------------------------------------------------------------------------------------------
10/31/99                11.87     11.16     0.47      0.00          0.00      (2.11)

--------------------------------------------------------------------------------------------
10/31/98                12.22     11.87     0.19      0.60          0.42       7.46

--------------------------------------------------------------------------------------------
10/31/97                12.50     12.22     1.10      0.08          0.00       7.62

--------------------------------------------------------------------------------------------
10/31/96                12.26     12.50     0.81      0.00          0.00       8.83

--------------------------------------------------------------------------------------------
Inception* -- 10/31/95  11.57     12.26     0.66      0.00          0.00      11.97+

--------------------------------------------------------------------------------------------
 Total                                     $5.03     $0.68         $0.42

--------------------------------------------------------------------------------------------


  4 Smith Barney World Funds, Inc.  | 2001 Semi-Annual Report to Shareholders

                       GLOBAL GOVERNMENT BOND PORTFOLIO

 Historical Performance -- Class L Shares


                         Net Asset Value
                       -------------------
                       Beginning  End      Income    Capital Gain  Return      Total
Period Ended           of Period of Period Dividends Distributions of Capital  Returns/(1)/

--------------------------------------------------------------------------------------------
4/30/01                $10.92    $10.41    $0.98     $0.00         $0.00       4.46%+

--------------------------------------------------------------------------------------------
10/31/00                11.15     10.92     0.83      0.00          0.00        5.67

--------------------------------------------------------------------------------------------
10/31/99                11.86     11.15     0.47      0.00          0.00       (2.11)

--------------------------------------------------------------------------------------------
10/31/98                12.19     11.86     0.19      0.60          0.42        7.67

--------------------------------------------------------------------------------------------
10/31/97                12.47     12.19     1.11      0.08          0.00        7.73

--------------------------------------------------------------------------------------------
10/31/96                12.23     12.47     0.81      0.00          0.00        8.90

--------------------------------------------------------------------------------------------
10/31/95                11.68     12.23     0.72      0.00          0.00       11.25

--------------------------------------------------------------------------------------------
10/31/94++              12.93     11.68     0.21      0.00          0.39      (5.09)+

--------------------------------------------------------------------------------------------
Inception* -- 12/31/93  11.83     12.93     0.47      0.59          0.00      18.89+

--------------------------------------------------------------------------------------------
 Total                                     $5.79     $1.27         $0.81

--------------------------------------------------------------------------------------------

 Historical Performance -- Class Y Shares

                         Net Asset Value
                       -------------------
                       Beginning  End      Income    Capital Gain  Return      Total
Period Ended           of Period of Period Dividends Distributions of Capital  Returns/(1)/

--------------------------------------------------------------------------------------------
4/30/01                $10.83    $10.23    $1.10     $0.00         $0.00       4.81%+

--------------------------------------------------------------------------------------------
10/31/00                11.03     10.83     0.89      0.00          0.00        6.59

--------------------------------------------------------------------------------------------
10/31/99                11.70     11.03     0.53      0.00          0.00       (1.28)

--------------------------------------------------------------------------------------------
10/31/98                12.03     11.70     0.23      0.60          0.46        8.50

--------------------------------------------------------------------------------------------
10/31/97                12.39     12.03     1.28      0.08          0.00        8.61

--------------------------------------------------------------------------------------------
10/31/96                12.14     12.39     0.90      0.00          0.00        9.82

--------------------------------------------------------------------------------------------
10/31/95                11.68     12.14     0.81      0.00          0.00       11.27

--------------------------------------------------------------------------------------------
10/31/94++              12.93     11.68     0.23      0.00          0.43      (4.62)+

--------------------------------------------------------------------------------------------
Inception* -- 12/31/93  11.97     12.93     0.37      0.59          0.00      16.49+

--------------------------------------------------------------------------------------------
 Total                                     $6.34     $1.27         $0.89

--------------------------------------------------------------------------------------------

It is the Portfolio's policy to distribute dividends monthly and capital gains, if any, annually.

  5 Smith Barney World Funds, Inc.  | 2001 Semi-Annual Report to Shareholders

                       GLOBAL GOVERNMENT BOND PORTFOLIO

 Average Annual Total Returns

                                                   Without Sales Charges/(1)/
                                                -------------------------------
                                                Class A Class B Class L Class Y

 -------------------------------------------------------------------------------
 Six Months Ended 4/30/01+                      4.70%   4.42%   4.46%   4.81%

 -------------------------------------------------------------------------------
 Year Ended 4/30/01                             8.39    7.78    7.81    8.71

 -------------------------------------------------------------------------------
 Five Years Ended 4/30/01                       6.29    5.73    5.86    6.68

 -------------------------------------------------------------------------------
 Inception* through 4/30/01                     7.49    6.72    6.69    7.18

 -------------------------------------------------------------------------------

                                                    With Sales Charges/(2)/
                                                -------------------------------
                                                Class A Class B Class L Class Y

 -------------------------------------------------------------------------------
 Six Months Ended 4/30/01+                      (0.05)% (0.13)% 2.47%   4.81%

 -------------------------------------------------------------------------------
 Year Ended 4/30/01                              3.51    3.44   5.77    8.71

 -------------------------------------------------------------------------------
 Five Years Ended 4/30/01                        5.31    5.59   5.65    6.68

 -------------------------------------------------------------------------------
 Inception* through 4/30/01                      6.98    6.72   6.56    7.18

 -------------------------------------------------------------------------------

 Cumulative Total Returns

                                                     Without Sales Charges/(1)/

--------------------------------------------------------------------------------
Class A (Inception* through 4/30/01)                 102.57%

--------------------------------------------------------------------------------
Class B (Inception* through 4/30/01)                  52.06

--------------------------------------------------------------------------------
Class L (Inception* through 4/30/01)                  71.33

--------------------------------------------------------------------------------
Class Y (Inception* through 4/30/01)                  76.46

--------------------------------------------------------------------------------

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.
(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charges of 4.50% and 1.00%, respectively; Class B shares reflect the deduction of a 4.50% CDSC, which applies if shares are redeemed within one year from purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.
 ++ For the period from January 1, 1994 to October 31, 1994, which reflects a change in the fiscal year end of the Portfolio.
 + Total return is not annualized, as it may not be representative of the total return for the year.
 * Inception dates for Class A, B, L and Y shares are July 22, 1991, November 18, 1994, January 4, 1993 and February 19, 1993, respectively.

  6 Smith Barney World Funds, Inc.  | 2001 Semi-Annual Report to Shareholders

 Global Government Bond Portfolio at a Glance (unaudited)


Growth of $10,000 Invested in Class A Shares of the
Global Government Bond Portfolio vs. J.P. Morgan Global Government Bond Market Index+

--------------------------------------------------------------------------------
                            July 1991 -- April 2001


[GRAPH]

        Global Government    JP Morgan Global Government Bond     JP Morgan Global Government Bond
         Bond Portfolio           Market Index -- Hedged              Market Index -- Unhedged
7/22/91       9,600                       10,000                               10,000
10/91        10,422                       10,459                               10,685
10/92        10,963                       11,370                               12,028
10/93        12,612                       12,749                               13,351
10/94        12,368                       12,609                               13,740
10/95        13,902                       15,048                               15,319
10/96        15,210                       16,566                               16,254
10/97        16,459                       18,319                               16,822
10/98        17,789                       20,645                               19,006
10/99        17,502                       20,871                               18,444
10/00        18,575                       22,476                               17,587
4/30/01      19,399                       23,620                               18,000



+ Hypothetical illustration of $10,000 invested in Class A shares at inception on July 22, 1991, assuming deduction of the maximum initial sales charge of 4.00% at the time of investment and the reinvestment of dividends and capital gains, if any, at net asset value through April 30, 2001. The J.P. Morgan Global Government Bond Market Index is a daily, market-capitalization weighted, international fixed-income index consisting of 13 countries. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. The performance of the Portfolio's other classes may be greater or less than the Class A shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes. An investor cannot invest directly in an index.

 All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption values may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.

 Top Ten Holdings*++


                     1. KFW International Finance...... 23.4%

                     2. France O.A.T................... 17.9

                     3. Bundesobligation............... 16.5

                     4. Buoni Poliennali Del Tes....... 15.0

                     5. Kingdom of Spain...............  7.4

                     6. Inter-American Development Bank  5.6

                     7. United Kingdom Treasury........  4.1

                     8. Canadian Government............  3.9

                     9. AB Spintab.....................  3.2

                    10. Allied Irish Banks Ltd.........  2.3

* As a percentage of total bonds, excluding U.S. government obligations and repurchase agreement.
++ All information is as of April 30, 2001. Please note that the Portfolio's holdings are subject to change.

 Investment Allocation**++


[GRAPH]
                      Europe                   73.3%
                      Repurchase Agreement      3.3%
                      Canada                    3.0%
                      U.S. Treasury
                        Obligations            20.4%

** As a percentage of total investments.


  7 Smith Barney World Funds, Inc.  | 2001 Semi-Annual Report to Shareholders

 EUROPEAN PORTFOLIO



[PHOTO]

REIN W.
VAN DER DOES
VICE PRESIDENT


Rein W. van der Does began his career with Drexel Burnham Lambert in 1968 as a domestic research analyst. In 1975, he joined Drexel's International Research Department and was appointed Director of International Research and Head of Portfolio Strategy in 1985. He moved with the International Equity team to Salomon Smith Barney in 1990. He is a member of the New York State Association for International Investment and a member of the New York Society of Security Analysts. Mr. van der Does was awarded a doctorate in Economics from the Dutch Economic University in Rotterdam.

Performance Update
For the six months ended April 30, 2001 the Smith Barney World Funds, Inc. -- European Portfolio's ("Portfolio") Class A shares, without and with sales charges, had negative total returns of 19.57% and 23.58%, respectively. In comparison, the Morgan Stanley Capital International European Market Index ("MSCI Index")/1 /returned negative 7.38% for the same period. Past performance is not indicative of future results.

Please note that the information provided in this letter represents the opinion of the manager and is not intended to be a forecast of future events, a guarantee of future results or investment advice. Further, there is no assurance that certain securities will remain in or out of the Portfolio, or that the percentage of the Portfolio's assets held in various sectors will remain the same. Please refer to pages 15 and 16 for a list and percentage breakdown of the Portfolio's holdings. Also, please note any discussion of the Portfolio's holdings is as of April 30, 2001 and is subject to change.

Investment Strategy
In the Portfolio, we employ a "bottom-up" investment approach, evaluating individual companies rather than investment trends. While economic cycles are important considerations when analyzing a company's outlook, we generally search for promising European companies that we think possess solid growth prospects regardless of the macroeconomic conditions affecting the region. And while no assurances can be given, we believe our "bottom-up" strategy can provide investors with solid returns over the long term.

During the period, we continued to overweight the service sector (i.e., outsourcing of information technology as well as catering), telecommunications companies (preferably equipment manufacturers over operators) and growth stocks (here, our focus was on "growth at reasonable price" stocks versus pure Internet plays). Moreover, we were underweighted in basic materials and financials during the period. Geographically, we were overweighted in Continental Europe and we remained underweighted in the U.K. In our opinion, Britain's decision to stay out of the European Monetary Union ("EMU") will hurt its growth prospects, and the relatively strong pound versus the euro will penalize future British corporate profits.

European Market Review
Similar to the U.S., the European stock markets have been challenging and very volatile during the last sixteen months. The markets declined sharply from March to May 2000, stabilized in June and July 2000, advanced sharply in August 2000, and then gave it all back in the September through December 2000 period. Technology, media and telecommunication groups, the market favorites in 1999, dropped roughly 60% to 70% from their record highs of March 2000.

We think the introduction of the euro on January 1, 1999 eliminated many country-specific risk factors and promoted a shift from a country- to a sector-based investment approach, which resulted in the development of new European stock

  8 Smith Barney World Funds, Inc.  | 2001 Semi-Annual Report to Shareholders


--------
1 The MSCI Index is an unmanaged index of common stocks of companies located in Europe. Please note that an investor cannot invest directly in an index.

market indices. Although the euro's achievements have been impressive (the currency has been the catalyst for European economic reforms), its major weakness resulted in a coordinated central bank intervention on September 22, 2000. And while no guarantees can be given, due to the anticipated reversal of these money flows returning back towards Europe, we would not be surprised to see the euro at parity with the U.S. dollar or even above it by the end of 2001.

European Market Outlook

While a hard landing is a possibility in the U.S., we believe a soft landing in Europe seems most likely, due to relatively strong consumer demand in Europe. Consumer demand in the U.S. was penalized during the period by the negative wealth effect (i.e., consumer confidence in the U.S. was down roughly 25% during the reporting period), while consumer sentiment has been stimulated in Europe by lower taxes in Germany, France and Italy, a relatively stronger euro, and higher employment.

At the end of the period, consumer spending in France began to surge. Nevertheless, we think it is unrealistic to expect the euro-zone economy to decouple totally from the U.S. economic cycle. Therefore, we believe some slowing down of economic activity may be likely. The consensus for economic growth in Europe is 2.4% in 2001 (vs. 3.4% in 2000), while inflation is expected to drop slightly to 2.1% in 2001, down from 2.3% last year. And while no assurances can be made, these economic conditions, combined with heavy corporate restructuring during the period, should result in healthy European corporate profits in the coming months.

We continue to think that investing in European stocks may be potentially rewarding over the next few years due to:

  . The creation of the EMU on January 1, 1999 which has resulted in more deregulation, privatization, restructuring, and merger and acquisitions;
  . The creation of one currency, the euro, which has resulted in increased price transparency, translating into lower inflation and additional economies of scale and, therefore, more mergers;
  . The creation of a stock market culture in Europe through inexpensively-priced privatization offerings; stock options, and corporations buying back their own shares;
  . The discovery by many European companies of the need to enhance shareholder value; and
  . Fundamental economic changes, such as the introduction of tax reforms in Germany, the fact that hostile takeovers are no longer potent political issues (e.g., Vodafone-Mannesmann), and the recognition of demographic challenges looming with respect to future pension payments.

Due to the many changes taking place in Europe, as well as what we deem to be attractive valuations of select European stocks and the underperformance of the European stock markets versus the U.S. stock market the last few years, we continue to be bullish on investing in European stocks in the coming years.

Thank you for your investment in the European Portfolio.

/s/ Rein W. van der Does
Rein W. van der Does
Vice President

May 14, 2001


  9 Smith Barney World Funds, Inc.  | 2001 Semi-Annual Report to Shareholders

                              EUROPEAN PORTFOLIO

 Historical Performance -- Class A Shares

                         Net Asset Value
                       -------------------
                       Beginning  End      Income    Capital Gain    Total
Period Ended           of Period of Period Dividends Distributions  Returns/(1)/

---------------------------------------------------------------------------------
4/30/01                $25.52    $19.12    $0.00     $1.65         (19.57)%+

---------------------------------------------------------------------------------
10/31/00                22.58     25.52     0.00      1.13           18.02

---------------------------------------------------------------------------------
10/31/99                19.44     22.58     0.00      0.33           18.02

---------------------------------------------------------------------------------
10/31/98                18.23     19.44     0.00      0.39            9.10

---------------------------------------------------------------------------------
10/31/97                17.25     18.23     0.00      1.16           12.88

---------------------------------------------------------------------------------
10/31/96                14.67     17.25     0.09      0.04           18.65

---------------------------------------------------------------------------------
10/31/95                12.88     14.67     0.00      0.00           13.90

---------------------------------------------------------------------------------
Inception* -- 10/31/94  12.50     12.88     0.00      0.00           3.04+

---------------------------------------------------------------------------------
 Total                                     $0.09     $4.70

---------------------------------------------------------------------------------

 Historical Performance -- Class B Shares

                         Net Asset Value
                       -------------------
                       Beginning  End      Income    Capital Gain    Total
Period Ended           of Period of Period Dividends Distributions  Returns/(1)/

---------------------------------------------------------------------------------
4/30/01                $24.42    $18.16    $ 0.00    $1.65         (19.89)%+

---------------------------------------------------------------------------------
10/31/00                21.83     24.42      0.00     1.13           17.00

---------------------------------------------------------------------------------
10/31/99                18.95     21.83      0.00     0.33           17.10

---------------------------------------------------------------------------------
10/31/98                17.92     18.95      0.00     0.39            8.24

---------------------------------------------------------------------------------
10/31/97                17.09     17.92      0.00     1.16           12.08

---------------------------------------------------------------------------------
10/31/96                14.56     17.09      0.00     0.04           17.72

---------------------------------------------------------------------------------
Inception* -- 10/31/95  12.62     14.56      0.00     0.00          15.37+

---------------------------------------------------------------------------------
 Total                                     $0.00     $4.70

---------------------------------------------------------------------------------

 Historical Performance -- Class L Shares

                         Net Asset Value
                       -------------------
                       Beginning  End      Income    Capital Gain    Total
Period Ended           of Period of Period Dividends Distributions  Returns/(1)/

---------------------------------------------------------------------------------
4/30/01                $24.38    $18.14    $0.00     $1.65         (19.84)%+

---------------------------------------------------------------------------------
10/31/00                21.79     24.38     0.00      1.13           17.03

---------------------------------------------------------------------------------
10/31/99                18.91     21.79     0.00      0.33           17.14

---------------------------------------------------------------------------------
10/31/98                17.86     18.91     0.00      0.39            8.38

---------------------------------------------------------------------------------
10/31/97                17.04     17.86     0.00      1.16           12.06

---------------------------------------------------------------------------------
10/31/96                14.51     17.04     0.00      0.04           17.78

---------------------------------------------------------------------------------
10/31/95                12.83     14.51     0.00      0.00           13.09

---------------------------------------------------------------------------------
Inception* -- 10/31/94  12.48     12.83     0.00      0.00           2.80+

---------------------------------------------------------------------------------
 Total                                     $0.00     $4.70

---------------------------------------------------------------------------------

It is the Portfolio's policy to distribute dividends and capital gains, if any, annually.


 10 Smith Barney World Funds, Inc.  | 2001 Semi-Annual Report to Shareholders

                              EUROPEAN PORTFOLIO

 Average Annual Total Returns

                                                     Without Sales Charges/(1)/
                                                    --------------------------
                                                    Class A   Class B  Class L

 -------------------------------------------------------------------------------
 Six Months Ended 4/30/01+                          (19.57)%  (19.89)% (19.84)%

 -------------------------------------------------------------------------------
 Year Ended 4/30/01                                 (22.13)   (22.80)  (22.75)

 -------------------------------------------------------------------------------
 Five Years Ended 4/30/01                             7.89      7.05     7.10

 -------------------------------------------------------------------------------
 Inception* through 4/30/01                           9.46      9.58     8.73

 -------------------------------------------------------------------------------

                                                       With Sales Charges/(2)/
                                                     --------------------------
                                                     Class A  Class B  Class L

--------------------------------------------------------------------------------
Six Months Ended 4/30/01+                            (23.58)% (23.61)% (21.39)%

--------------------------------------------------------------------------------
Year Ended 4/30/01                                   (26.03)  (26.38)  (24.25)

--------------------------------------------------------------------------------
Five Years Ended 4/30/01                               6.79     6.89     6.89

--------------------------------------------------------------------------------
Inception* through 4/30/01                             8.68     9.58     8.57

--------------------------------------------------------------------------------

 Cumulative Total Returns

                                                     Without Sales Charges/(1)/

--------------------------------------------------------------------------------
Class A (Inception* through 4/30/01)                 92.15%

--------------------------------------------------------------------------------
Class B (Inception* through 4/30/01)                 80.84

--------------------------------------------------------------------------------
Class L (Inception* through 4/30/01)                 82.76

--------------------------------------------------------------------------------

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.
(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charges of 5.00% and 1.00%, respectively; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from initial purchase. Thereafter, this CDSC declines by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.
 + Total return is not annualized, as it may not be representative of the total return for the year.
 * Inception dates for Class A, B and L shares are February 7, 1994, November 7, 1994 and February 14, 1994, respectively.

 11 Smith Barney World Funds, Inc.  | 2001 Semi-Annual Report to Shareholders

 Smith Barney European Portfolio at a Glance (unaudited)


Growth of $10,000 Invested in Class A Shares of the
European Portfolio vs. MSCI European Market Index+

--------------------------------------------------------------------------------
                          February 1994 -- April 2001

                      [GRAPH]

             European Portfolio     MSCI European Index
2/7/94             9,498                  10,000
10/94              9,787                  10,064
10/95             11,147                  11,393
10/96             13,227                  13,383
10/97             14,931                  16,861
10/98             16,290                  20,812
10/99             19,226                  23,417
10/31/2000        22,691                  23,636
4/30/2001         18,251                  21,891

+ Hypothetical illustration of $10,000 invested in Class A shares at inception on February 7, 1994, assuming deduction of the maximum 4.50% sales charge at the time of investment and the reinvestment of dividends and capital gains, if any, at net asset value through April 30, 2001. The Morgan Stanley Capital International ("MSCI") European Market Index is a composite portfolio consisting of equity total returns for Europe. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. The performance of the Portfolio's other classes may be greater or less than the Class A shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes. An investor cannot invest directly in an index.

 All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption values may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.

 Top Ten Holdings*++


  1. Nokia Oyj......... 7.3%

  2. Tomra Systems ASA. 6.3

  3. IHC Caland N.V.... 5.5

  4. Schlumberger Ltd.. 5.2

  5. Vodafone Group PLC 5.1

  6. Fugro N.V......... 4.5

  7. Telefonica, S.A... 4.3

  8. ING Groep N.V..... 4.1

  9. Groupe Danone..... 3.7

 10. Novartis AG....... 3.7



 Investment Allocation*++


 [GRAPH]

 Switzerland     13.4
 Sweden           0.1
 Norway           7.8
 Spain            6.2
 Finland          8.2
 United Kingdom  11.0
 France          24.5
 Germany          9.5
 Netherlands     19.3




*  As a percentage of total investments.
++ All information is as of April 30, 2001. Please note that the Portfolio's holdings are subject to change.


 12 Smith Barney World Funds, Inc.  | 2001 Semi-Annual Report to Shareholders

 Schedules of Investments (unaudited)                            April 30, 2001


                       GLOBAL GOVERNMENT BOND PORTFOLIO

       FACE
      AMOUNT                              SECURITY                          VALUE

--------------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS -- 20.4%
                    U.S. Treasury Notes:
$    3,000,000       6.250% due 7/31/02                                  $  3,076,050
     7,000,000       6.750% due 5/15/05                                     7,485,870
     4,000,000       5.750% due 8/15/10                                     4,101,840
     6,500,000       6.250% due 5/15/30                                     6,858,475
-------------------------------------------------------------------------------------
                    TOTAL U.S. TREASURY OBLIGATIONS
                    (Cost -- $21,366,328)                                  21,522,235
-------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------

       FACE
      AMOUNT+                             SECURITY                          VALUE

--------------------------------------------------------------------------------------
BONDS -- 76.3%
Canada -- 3.0%
     4,700,000      Canadian Government, 6.000% due 6/1/08                  3,119,986
-------------------------------------------------------------------------------------
Denmark -- 0.6%
     5,000,000      Kingdom of Denmark, 7.000% due 11/15/07 (a)               652,923
-------------------------------------------------------------------------------------
France -- 13.7%
                    France O.A.T.:
     8,000,000/EUR/  5.250% due 4/25/08                                     7,197,092
     8,000,000/EUR/  5.500% due 10/25/10                                    7,261,445
-------------------------------------------------------------------------------------
                                                                           14,458,537
-------------------------------------------------------------------------------------
Germany -- 12.6%
                    Bundesobligation:
     8,000,000/EUR/  4.500% due 5/19/03                                     7,080,415
     7,000,000/EUR/  5.000% due 8/19/05                                     6,259,821
-------------------------------------------------------------------------------------
                                                                           13,340,236
-------------------------------------------------------------------------------------
Ireland -- 1.7%
     2,000,000/EUR/ Allied Irish Banks Ltd., 7.500% due 12/29/49 (a)        1,817,347
-------------------------------------------------------------------------------------
Italy -- 11.5%
                    Buoni Poliennali Del Tes:
     6,900,000/EUR/  3.250% due 4/15/04                                     5,860,626
     7,000,000/EUR/  5.500% due 11/1/10                                     6,273,251
-------------------------------------------------------------------------------------
                                                                           12,133,877
-------------------------------------------------------------------------------------
Spain -- 5.6%
     6,000,000/USD/ Kingdom of Spain, 5.875% due 7/28/08                    5,991,000
-------------------------------------------------------------------------------------
Sweden -- 2.4%
    26,000,000      AB Spintab, 5.500% due 9/17/03                          2,578,924
-------------------------------------------------------------------------------------
United Kingdom -- 25.2%
     3,000,000      Inter-American Development Bank, 7.125% due 11/26/04    4,508,091
 2,200,000,000/JPY/ KFW International Finance, 1.750% due 3/23/10 (a)      18,869,174
     2,200,000      United Kingdom Treasury, 5.750% due 12/7/09             3,276,502
-------------------------------------------------------------------------------------
                                                                           26,653,767
-------------------------------------------------------------------------------------
                    TOTAL BONDS
                    (Cost -- $86,261,890)                                  80,746,597
-------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------

                      See Notes to Financial Statements.


 13 Smith Barney World Funds, Inc.  | 2001 Semi-Annual Report to Shareholders

 Schedules of Investments (unaudited) (continued)                April 30, 2001


                       GLOBAL GOVERNMENT BOND PORTFOLIO


     FACE
    AMOUNT                                             SECURITY                                            VALUE

---------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 3.3%
$     3,465,000 CIBC Wood Gundy Securities Inc., 4.420% due 5/1/01; Proceeds at maturity -- $3,465,425;
                 (Fully collateralized by U.S. Treasury Bills, 0.000% due 10/25/01;
                 Market value -- $3,534,903) (Cost -- $3,465,000)                                       $  3,465,000
--------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
                TOTAL INVESTMENTS -- 100%
                (Cost -- $111,093,218**)                                                                $105,733,832
--------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------

+  Face amount denominated in U.S. dollars unless otherwise indicated.
(a) All or a portion of this security is on loan (See Note 9).
**  Aggregate cost for Federal income tax purposes is substantially the same.

  Currency abbreviations used in this schedule:
  EUR -- Euro
  JPY -- Japanese Yen
  USD -- U.S. Dollar

                      See Notes to Financial Statements.


 14 Smith Barney World Funds, Inc.  | 2001 Semi-Annual Report to Shareholders

 Schedules of Investments (unaudited) (continued)                April 30, 2001



                              EUROPEAN PORTFOLIO

 SHARES                  SECURITY                    VALUE

--------------------------------------------------------------
STOCK -- 100.0%
Finland -- 8.2%
  150,000 Nokia Oyj                               $ 5,128,520
  173,000 Tecnomen Oyj                                628,868
-------------------------------------------------------------
                                                    5,757,388
-------------------------------------------------------------
France -- 24.5%
   75,000 Alcatel S.A. (a)                          2,440,376
   20,000 Atos Origin*                              1,684,547
   21,666 Axa (a)                                   2,554,817
   25,000 BNP Paribas S.A. (a)                      2,220,942
   15,000 Cap Gemini S.A.                           2,166,415
   20,000 Groupe Danone                             2,597,748
   55,000 Schlumberger Ltd.                         3,646,500
-------------------------------------------------------------
                                                   17,311,345
-------------------------------------------------------------
Germany -- 9.5%
    8,000 Allianz AG (a)                            2,301,622
   12,000 SAP AG (a)                                1,915,063
   45,000 Schering AG (a)                           2,222,271
   25,000 T-Online International AG* (a)              282,605
-------------------------------------------------------------
                                                    6,721,561
-------------------------------------------------------------
Netherlands -- 19.3%
   50,000 Fugro N.V.                                3,169,607
   44,773 Hunter Douglas N.V.                       1,186,907
   83,796 IHC Caland N.V.                           3,863,279
   42,304 ING Groep N.V.                            2,886,904
   40,000 PinkRoccade N.V.                          1,579,927
   10,000 Van Der Moolen Holding N.V.                 903,449
-------------------------------------------------------------
                                                   13,590,073
-------------------------------------------------------------
Norway -- 7.8%
   57,142 Orkla ASA                                 1,050,232
  280,000 Tomra Systems ASA                         4,424,206
-------------------------------------------------------------
                                                    5,474,438
-------------------------------------------------------------
Spain -- 6.2%
  100,000 Amadeus Global Travel Distribution S.A.     626,829
   78,000 Indra Sistemas, S.A.                        769,004
  177,532 Telefonica, S.A.*                         3,003,201
-------------------------------------------------------------
                                                    4,399,034
-------------------------------------------------------------
Sweden -- 0.1%
  150,000 Cell Network AB*                             92,007
-------------------------------------------------------------
Switzerland -- 13.4%
    8,000 Geberit International AG                  2,093,492
   51,000 Mettler-Toledo International Inc.*        2,256,750
    1,664 Novartis AG                               2,585,823
    6,988 Zurich Financial Services AG (a)          2,485,213
-------------------------------------------------------------
                                                    9,421,278
-------------------------------------------------------------

                      See Notes to Financial Statements.


 15 Smith Barney World Funds, Inc.  | 2001 Semi-Annual Report to Shareholders

 Schedules of Investments (unaudited) (continued)                April 30, 2001



                              EUROPEAN PORTFOLIO

  SHARES                           SECURITY                            VALUE

 -------------------------------------------------------------------------------
 United Kingdom -- 11.0%
   320,000 CMG PLC                                                  $ 1,668,884
   240,000 Compass Group PLC*                                         1,825,128
   240,000 Granada PLC                                                  643,001
 1,185,067 Vodafone Group PLC                                         3,603,136
 ------------------------------------------------------------------------------
                                                                      7,740,149
 ------------------------------------------------------------------------------
           TOTAL INVESTMENTS -- 100%(Cost -- $52,623,158**)         $70,507,273

 -------------------------------------------------------------------------------

(a) All or a portion of this security is on loan (See Note 9).
 *  Non-income producing security.
**  Aggregate cost for Federal income tax purposes is substantially the same.

                      See Notes to Financial Statements.


 16 Smith Barney World Funds, Inc.  | 2001 Semi-Annual Report to Shareholders

 Statements of Assets and Liabilities (unaudited)                April 30, 2001



                                                                                        Global
                                                                                      Government
                                                                                         Bond        European
                                                                                       Portfolio    Portfolio

----------------------------------------------------------------------------------------------------------------
ASSETS:
   Investments, at cost                                                              $111,093,218  $52,623,158
   Foreign currency, at cost                                                                   --          726
   Payable for foreign currency, at cost                                                      692           --

----------------------------------------------------------------------------------------------------------------
   Investments, at value                                                             $105,733,832  $70,507,273
   Foreign currency, at value                                                                  --          753
   Collateral for securities on loan (Note 9)                                          21,529,000   16,624,187
   Dividends and interest receivable                                                    2,202,141      135,334
   Receivable for open forward foreign currency contracts (Note 4)                        249,079           --
   Receivable for Fund shares sold                                                          7,146       15,114

----------------------------------------------------------------------------------------------------------------
   Total Assets                                                                       129,721,198   87,282,661

----------------------------------------------------------------------------------------------------------------
LIABILITIES:
   Payable for securities on loan (Note 9)                                             21,529,000   16,624,187
   Payable for open forward foreign currency contracts (Note 4)                           254,797           --
   Payable to bank                                                                        216,311    1,037,993
   Management fee payable                                                                  69,325       48,607
   Distribution fees payable                                                                1,655       15,317
   Payable for foreign currency, at value                                                     949           --
   Payable for Fund shares purchased                                                           --        4,766
   Accrued expenses                                                                        91,483      112,203

----------------------------------------------------------------------------------------------------------------
   Total Liabilities                                                                   22,163,520   17,843,073

----------------------------------------------------------------------------------------------------------------
Total Net Assets                                                                     $107,557,678  $69,439,588

----------------------------------------------------------------------------------------------------------------
NET ASSETS:
   Par value of capital shares                                                       $     10,420  $     3,733
   Capital paid in excess of par value                                                117,699,277   47,665,125
   Overdistributed net investment income                                                 (847,980)          --
   Accumulated net investment loss                                                             --     (488,775)
   Accumulated net realized gain (loss) from security transactions                     (3,910,729)   4,374,667
   Net unrealized appreciation (depreciation) of investments and foreign currencies    (5,393,310)  17,884,838

----------------------------------------------------------------------------------------------------------------
Total Net Assets                                                                     $107,557,678  $69,439,588

----------------------------------------------------------------------------------------------------------------
Shares Outstanding:
   Class A                                                                              5,061,754    1,729,414
   Class B                                                                                421,073    1,360,326
   Class L                                                                                174,440      643,314
   Class Y                                                                              4,762,661           --
Net Asset Value:
   Class A (and redemption price)                                                          $10.39       $19.12
   Class B *                                                                               $10.42       $18.16
   Class L **                                                                              $10.41       $18.14
   Class Y (and redemption price)                                                          $10.23           --
Maximum Public Offering Price Per Share:
   Class A (net asset value plus 4.71% of net asset value per share)                       $10.88           --
   Class A (net asset value plus 5.26% of net asset value per share)                           --       $20.13
   Class L (net asset value plus 1.01% of net asset value per share)                       $10.52       $18.32

----------------------------------------------------------------------------------------------------------------

 * Redemption price is NAV of Class B shares reduced by a 4.50% CDSC for Global Government Bond Portfolio or by a 5.00% CDSC for European Portfolio if shares are redeemed within one year from initial purchase (See Note 2).
** Redemption price is NAV of Class L shares reduced by a 1.00% CDSC if shares are redeemed within the first year of purchase.

                      See Notes to Financial Statements.

 17 Smith Barney World Funds, Inc.  | 2001 Semi-Annual Report to Shareholders

 Statements of Operations (unaudited)   For the Six Months Ended April 30, 2001


                                                                  Global
                                                                Government
                                                                   Bond        European
                                                                Portfolio     Portfolio

-------------------------------------------------------------------------------------------
INVESTMENT INCOME:
   Interest                                                    $ 2,773,704  $     133,651
   Dividends                                                            --        278,962
   Less: Foreign withholding tax                                        --        (31,643)
      Interest expense                                                  --        (19,991)

-------------------------------------------------------------------------------------------
   Total Investment Income                                       2,773,704        360,979

-------------------------------------------------------------------------------------------
EXPENSES:
   Management fee (Note 2)                                         418,401        365,673
   Distribution fees (Note 2)                                       94,063        272,985
   Shareholder and system servicing fees                            35,012         73,618
   Registration fees                                                19,836         27,273
   Audit and legal                                                  18,348         18,195
   Custody                                                          12,893         36,572
   Shareholder communications                                        8,943         17,309
   Directors' fees                                                   1,956          1,978
   Pricing service fees                                                 --          1,978
   Other                                                             2,651          1,484

-------------------------------------------------------------------------------------------
   Total Expenses                                                  612,103        817,065

-------------------------------------------------------------------------------------------
Net Investment Income (Loss)                                     2,161,601       (456,086)

-------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCIES (NOTES 3 AND 4):
   Realized Gain (Loss) From:
     Security transactions                                      (4,756,715)     4,335,317
     Foreign currency transactions                                 467,867          7,321

-------------------------------------------------------------------------------------------
   Net Realized Gain (Loss)                                     (4,288,848)     4,342,638

-------------------------------------------------------------------------------------------
   Change in Net Unrealized Appreciation (Depreciation) From:
     Security transactions                                       6,667,465    (19,977,384)
     Foreign currency transactions                                 814,424          2,992

-------------------------------------------------------------------------------------------
   Change in Net Unrealized Appreciation (Depreciation)          7,481,889    (19,974,392)

-------------------------------------------------------------------------------------------
Net Gain (Loss) on Investments and Foreign Currencies            3,193,041    (15,631,754)

-------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets From Operations               $5,354,642   $(16,087,840)
------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------

                      See Notes to Financial Statements.


 18 Smith Barney World Funds, Inc.  | 2001 Semi-Annual Report to Shareholders

 Statements of Changes in Net Assets



For the Six Months Ended April 30, 2001 (unaudited) and the Year Ended October 31, 2000

Global Government Bond Portfolio                                         2001          2000

-------------------------------------------------------------------------------------------------
OPERATIONS:
   Net investment income                                             $  2,161,601  $  5,349,526
   Net realized gain (loss)                                            (4,288,848)   12,177,109
   Increase (decrease) in net unrealized appreciation                   7,481,889   (10,350,125)

-------------------------------------------------------------------------------------------------
   Increase in Net Assets From Operations                               5,354,642     7,176,510

-------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                              (11,258,442)   (9,711,668)
   Net realized gains                                                          --            --

-------------------------------------------------------------------------------------------------
   Decrease in Net Assets From Distributions to Shareholders          (11,258,442)   (9,711,668)

-------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 10):
   Net proceeds from sale of shares                                    11,397,503     7,846,357
   Net asset value of shares issued for reinvestment of dividends       4,488,393     3,937,060
   Cost of shares reacquired                                          (17,441,133)  (21,688,197)

-------------------------------------------------------------------------------------------------
   Decrease in Net Assets From Fund Share Transactions                 (1,555,237)   (9,904,780)

-------------------------------------------------------------------------------------------------
Decrease in Net Assets                                                 (7,459,037)  (12,439,938)

NET ASSETS:
   Beginning of period                                                115,016,715   127,456,653

-------------------------------------------------------------------------------------------------
   End of period*                                                    $107,557,678  $115,016,715
------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
* Includes undistributed (overdistributed) net investment income of:    $(847,980)  $12,412,168
------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------

                      See Notes to Financial Statements.


 19 Smith Barney World Funds, Inc.  | 2001 Semi-Annual Report to Shareholders

For the Six Months Ended April 30, 2001 (unaudited) and the Year Ended October 31, 2000

European Portfolio                                                      2001           2000

-------------------------------------------------------------------------------------------------
OPERATIONS:
   Net investment loss                                             $    (456,086) $    (546,846)
   Net realized gain                                                   4,342,638      6,634,890
   (Increase) decrease in net unrealized depreciation                (19,974,392)    12,866,643

-------------------------------------------------------------------------------------------------
   Increase (Decrease) in Net Assets From Operations                 (16,087,840)    18,954,687

-------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                                      --             --
   Net realized gains                                                 (6,087,557)    (4,140,556)

-------------------------------------------------------------------------------------------------
   Decrease in Net Assets From Distributions to Shareholders          (6,087,557)    (4,140,556)

-------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 10):
   Net proceeds from sale of shares                                  401,472,073    817,039,119
   Net asset value of shares issued for reinvestment of dividends      5,679,447      3,926,750
   Cost of shares reacquired                                        (416,201,241)  (816,232,892)

-------------------------------------------------------------------------------------------------
   Increase (Decrease) in Net Assets From Fund Share Transactions     (9,049,721)     4,732,977

-------------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets                                    (31,225,118)    19,547,108
NET ASSETS:
   Beginning of period                                               100,664,706     81,117,598

-------------------------------------------------------------------------------------------------
   End of period*                                                  $  69,439,588  $ 100,664,706
------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
* Includes accumulated net investment loss of:                         $(488,775)            --
------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------

                      See Notes to Financial Statements.


 20 Smith Barney World Funds, Inc.  | 2001 Semi-Annual Report to Shareholders

 Notes to Financial Statements (unaudited)


1. Significant Accounting Policies

The Global Government Bond and European Portfolios ("Portfolios") are separate investment portfolios of the Smith Barney World Funds, Inc. ("Fund"). The Fund, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as an open-end investment management company. The Fund consists of these Portfolios and the International All Cap Growth Portfolio. The financial statements and financial highlights for the International All Cap Growth Portfolio are presented in a separate shareholder report.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing prices on the primary exchange on which they are traded; securities listed or traded on certain foreign exchanges or other markets whose operations are similar to the U.S. over-the-counter market (including securities listed on exchanges where the primary market is believed to be over-the-counter) and securities for which no sales price was reported on that date are valued at the mean between the bid and ask prices. Securities which are listed or traded on more than one exchange or market are valued at the quotations on the exchange or market determined to be the primary market for such securities; (c) securities for which market quotations are not available will be valued in good faith at fair value by or under the direction of the Board of Directors; (d) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (e) gains or losses on the sale of securities are calculated by using the specific identification method; (f ) interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis; (g) dividend income is recorded on the ex-dividend date; foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence; (h) direct expenses are charged to each Portfolio and class; management fees and general Portfolio expenses are allocated on the basis of relative net assets by class; (i) dividends and distributions to shareholders are recorded on the ex-dividend date; ( j ) the accounting records of each Portfolio are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income or expense amounts recorded and collected or paid are adjusted when reported by the custodian; (k) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. At October 31, 2000, reclassifications were made to the capital accounts of the Global Government Bond Portfolio and European Portfolio to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized gains and net assets were not affected by this change; (l) each Portfolio intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve each Portfolio from substantially all Federal income and excise taxes; and (m) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

In addition, the Portfolios may enter into forward exchange contracts in order to hedge against foreign currency risk. These contracts are marked-to-market daily by recognizing the difference between the contract exchange rate and the current market rate as an unrealized gain or loss. Realized gains or losses are recognized when contracts are settled.


 21 Smith Barney World Funds, Inc.  | 2001 Semi-Annual Report to Shareholders

2. Management Agreement and Other Transactions

Smith Barney Fund Management LLC ("SBFM"), formerly known as SSB Citi Fund Management LLC, a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH") which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup"), acts as investment manager of the Portfolios. The Global Government Bond Portfolio pays SBFM a management fee calculated at an annual rate of 0.75% of the daily net assets of the Portfolio. The European Portfolio pays SBFM a management fee calculated at an annual rate of 0.85% of the average daily net assets of the Portfolio. These fees are calculated daily and paid monthly.

Citi Fiduciary Trust Company ("CFTC"), another subsidiary of Citigroup, acts as the Portfolios' transfer agent and PFPC Global Fund Services ("PFPC") acts as the Portfolios' sub-transfer agent. CFTC receives account fees and asset-based fees that vary according to the size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by CFTC. For the six months ended April 30, 2001, the Portfolios paid transfer agent fees totaling $84,730 to CFTC. The totals for each Portfolio were as follows:

Portfolio              Transfer Agent Fees

-------------------------------------------
Global Government Bond $32,190
-------------------------------------------
European                52,540

-------------------------------------------

Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, acts as the Portfolios' distributor. In addition, SSB acts as the primary broker for the Portfolios' agency transactions. Certain other broker-dealers, continue to sell Portfolios' shares to the public as members of the selling group. For the six months ended April 30, 2001, SSB and its affiliates did not receive any brokerage commissions.

For the Global Government Bond Portfolio, there are maximum initial sales charges of 4.50% and 1.00% for Class A and L shares, respectively. There is a contingent deferred sales charge ("CDSC") of 4.50% on Class B shares, which applies if redemption occurs within one year from purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. For the European Portfolio, there are maximum initial sales charges of 5.00% and 1.00% for Class A and L shares, respectively. There is a CDSC of 5.00% on Class B shares, which applies if redemption occurs within one year from initial purchase. Thereafter this CDSC declines by 1.00% per year until no CDSC is incurred. For each Portfolio, Class L shares also have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. In addition, Class A shares for each Portfolio have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. This CDSC only applies to those purchases of Class A shares that equal or exceed $500,000 in the aggregate. These purchases do not incur an initial sales charge.

For the six months ended April 30, 2001, CDSCs received by SSB were approximately:

Portfolio              Class B Class L

---------------------------------------
Global Government Bond $ 2,000     --
---------------------------------------
European                25,000 $2,000

---------------------------------------

For the six months ended April 30, 2001, sales charges received by SSB were approximately:

Portfolio              Class A Class L

---------------------------------------
Global Government Bond $16,000      --
---------------------------------------
European                71,000 $23,000

---------------------------------------

Pursuant to a Distribution Plan, the Portfolios pay a service fee with respect to Class A, B and L shares calculated at the annual rate of 0.25% of the average daily net assets for each respective class. The Global Government Bond Portfolio pays a distribution fee with respect to Class B and L shares calculated at the annual rates of 0.50% and 0.45% of the average daily net assets for each class, respectively. The European Portfolio pays a distribution fee with respect to Class B and L shares calculated at the annual rate of 0.75% of the average daily net assets for each respective class. For the six months ended April 30, 2001, total Distribution Plan fees incurred by the Portfolios were:

Portfolio              Class A Class B  Class L

------------------------------------------------
Global Government Bond $69,425 $ 18,561 $ 6,077
------------------------------------------------
European                52,407  152,267  68,311

------------------------------------------------

All officers and one Director of the Fund are employees of SSB.


 22 Smith Barney World Funds, Inc.  | 2001 Semi-Annual Report to Shareholders

3. Investments

During the six months ended April 30, 2001, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

 Portfolio                                               Purchases     Sales

 -------------------------------------------------------------------------------
 Global Government Bond                                 $63,163,844 $68,912,878
 -------------------------------------------------------------------------------
 European                                                 1,153,545  12,984,485

 -------------------------------------------------------------------------------

At April 30, 2001, aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

                                                                 Net Unrealized
                                                                 Appreciation
 Portfolio                             Appreciation Depreciation (Depreciation)

 -------------------------------------------------------------------------------
 Global Government Bond                $   562,595  $(5,921,981) $(5,359,386)
 -------------------------------------------------------------------------------
 European                               24,396,258   (6,512,143)  17,884,115

 -------------------------------------------------------------------------------

4. Forward Foreign Currency Contracts

At April 30, 2001, the Global Government Bond Portfolio had open forward foreign currency contracts as described below. The Portfolio bears the market risk that arises from changes in foreign currency exchange rates. The unrealized gain (loss) on the contracts reflected in the accompanying financial statements were as follows:

                                     Local       Market    Settlement Unrealized
Foreign Currency                   Currency       Value     Date      Gain (Loss)

----------------------------------------------------------------------------------
Global Government Bond Portfolio
To Sell:
British Pound                        5,630,000 $ 8,049,702 5/25/01    $ (15,692)
Canadian Dollar                      4,930,000   3,207,938 5/25/01      (49,775)
Danish Krone                         5,730,000     680,212 5/25/01       (3,303)
Euro                                49,090,000  43,510,949 5/25/01     (179,206)
Japanese Yen                     2,310,000,000  18,761,326 5/25/01      236,946
Swedish Krona                       27,660,000   2,693,795 5/25/01       12,133
---------------------------------------------------------------------------------
                                                                          1,103
---------------------------------------------------------------------------------
To Buy:
Euro                                   420,000     372,267 5/25/01       (6,821)
---------------------------------------------------------------------------------
Net Unrealized Loss on Forward
 Foreign Currency Contracts                                           $  (5,718)
---------------------------------------------------------------------------------

5. Option Contracts

Premiums paid when put or call options are purchased by the Portfolios represent investments, which are marked-to-market daily. When a purchased option expires, the Portfolio will realize a loss in the amount of the premium paid. When the Portfolio enters into a closing sales transaction, the Portfolio will realize a gain or loss depending on whether the proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the amount of the premium originally paid. When the Portfolio exercises a call option, the cost of the security that the Portfolio purchases upon exercise will be increased by the premium originally paid.

At April 30, 2001, the Portfolios did not hold any purchased call or put option contracts.


 23 Smith Barney World Funds, Inc.  | 2001 Semi-Annual Report to Shareholders

When a Portfolio writes a call or put option, an amount equal to the premium received by the Portfolio is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Portfolio realizes a gain equal to the amount of the premium received. When the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised, the cost of the security sold will be decreased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security that the Portfolio purchased upon exercise. When written index options are exercised, settlement is made in cash.

The risk associated with purchasing options is limited to the premium originally paid. The Portfolio enters into options for hedging purposes. The risk in writing a call option is that the Portfolio gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Portfolio is exposed to the risk of a loss if the market price of the underlying security declines.

During the six months ended April 30, 2001, the Portfolios did not enter into any written covered call or put option contracts.

6. Futures Contracts

Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contract. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are received or made and recognized as assets due from or liabilities due to broker, depending upon whether unreal-

 24 Smith Barney World Funds, Inc.  | 2001 Semi-Annual Report to Shareholders

ized gains or losses are incurred. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Portfolio's basis in the contract. The Portfolio enters into such contracts to hedge a portion of its portfolio. The Portfolio bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

At April 30, 2001, the Portfolios did not hold any futures contracts.

7. Concentration of Risk

The Portfolios' investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in a foreign currency and may require settlement in foreign currencies and pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of each of the Portfolios. Foreign investments may also subject the Portfolios to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

8. Capital Loss Carryforwards

At October 31, 2000, Global Government Bond Portfolio had, for Federal income tax purposes, approximately $3,785,000, of capital loss carryforwards available to offset future realized gains. To the extent that these carryforward losses are used to offset gains, it is probable that the gains so offset will not be distributed. The amount and expiration of the carryforwards are indicated below. Expiration occurs on October 31 of the year indicated:

Portfolio                 2007       2008      Total

--------------------------------------------------------
Global Government Bond $2,148,000 $1,637,000 $3,785,000

--------------------------------------------------------

9. Lending of Portfolio Securities

The Portfolios have an agreement with their custodian whereby the custodian may lend securities owned by the Portfolios to brokers, dealers and other financial organizations. Fees earned by the Portfolios on securities lending are recorded as interest income. Loans of securities by the Portfolios are collateralized by cash, U.S. government securities, high quality money market instruments or other securities that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Portfolios maintain exposure for the risk of any losses in the investment of amounts received as collateral.

At April 30, 2001, the Portfolios listed below had loaned common stocks and bonds which were collateralized by cash. In addition, the European Portfolio had loaned common stocks collateralized by securities. The market value for the securities on loan for each Portfolio was as follows:

  Portfolio                                                           Value

  -----------------------------------------------------------------------------
  Global Government Bond                                           $20,369,555
  -----------------------------------------------------------------------------
  European                                                          15,676,980

  -----------------------------------------------------------------------------

At April 30, 2001, the Portfolios held cash collateral for loaned securities which was invested as follows:

  Global Government Bond Portfolio
  Security Description                                               Value

  ----------------------------------------------------------------------------
  Time Deposits:
    Abbey National, London, 4.560% due 5/1/01                     $ 1,091,292
    Banca Commerciale Italiano, London, 4.690% due 5/1/01           1,091,292
    Barclays Bank PLC, Nassau, 4.560% due 5/1/01                    1,091,292
    BNP Paribus, London, 4.750% due 5/1/01                          1,091,292
    Caisse des Depots et Consignations, Paris, 4.690% due 5/1/01    1,091,292
    Credit Agricole Indozuez, G.C., 4.700% due 5/1/01               1,089,050
    Den Danske-Copenhagen, 4.700% due 5/1/01                        1,091,292
    Rabobank, Singapore, 4.560% due 5/1/01                          1,091,292
    Societe Generale, 4.750% due 5/1/01                             1,091,292
    Unibank, 4.690% due 5/1/01                                      1,091,292
    Union Bank of Switzerland, 4.560% due 5/1/01                    1,091,292
    Westdeutsche Landesbank, London, 4.560% due 5/1/01              1,091,292
  Repurchase Agreements:
    Bear Stearns Co., 4.690% due 5/1/01                             4,314,410
    Morgan Stanley Dean Witter, 4.690% due 5/1/01                   4,121,328
  ---------------------------------------------------------------------------
  Total                                                           $21,529,000
  ---------------------------------------------------------------------------

 25 Smith Barney World Funds, Inc.  | 2001 Semi-Annual Report to Shareholders


  European Portfolio
  Security Description                                               Value

  ----------------------------------------------------------------------------
  Time Deposits:
    Abbey National, London, 4.560% due 5/1/01                     $   842,670
    Banca Commerciale Italiano, London, 4.690% due 5/1/01             842,670
    Barclays Bank PLC, Nassau, 4.560% due 5/1/01                      842,670
    BNP Paribus, London, 4.750% due 5/1/01                            842,670
    Caisse des Depots et Consignations, Paris, 4.690% due 5/1/01      842,670
    Credit Agricole Indozuez, G.C., 4.700% due 5/1/01                 840,939
    Den Danske-Copenhagen, 4.700% due 5/1/01                          842,670
    Rabobank, Singapore, 4.560% due 5/1/01                            842,670
    Societe Generale, 4.750% due 5/1/01                               842,670
    Unibank, 4.690% due 5/1/01                                        842,670
    Union Bank of Switzerland, 4.560% due 5/1/01                      842,670
    Westdeutsche Landesbank, London, 4.560% due 5/1/01                842,670
  Repurchase Agreements:
    Bear Stearns Co., 4.690% due 5/1/01                             3,331,485
    Morgan Stanley Dean Witter, 4.690% due 5/1/01                   3,182,393
  ---------------------------------------------------------------------------
  Total                                                           $16,624,187
  ---------------------------------------------------------------------------

In addition to the above noted cash collateral, the European Portfolio held securities collateral with a market value of $226,070 as of April 30, 2001.

Income earned by the Portfolios from securities loaned for the six months ended April 30, 2001, was as follows:

    Portfolio                                                        Income

    -------------------------------------------------------------------------
    Global Government Bond                                           $ 1,529
    -------------------------------------------------------------------------
    European                                                          23,789

    -------------------------------------------------------------------------

10. Capital Shares

At April 30, 2001, the Fund had one billion shares of capital stock authorized with a par value of $0.001 per share. The Portfolios have the ability to issue multiple classes of shares. Each share of a class represents an identical legal interest in a Portfolio and has the same rights, except that each class bears certain expenses specifically related to the distribution of its shares.

At April 30, 2001, total paid-in capital amounted to the following for each
Portfolio:

     Portfolio                Class A     Class B     Class L     Class Y

     -----------------------------------------------------------------------
     Global Government Bond $56,756,069 $ 3,866,199 $ 2,307,082 $54,780,347
     -----------------------------------------------------------------------
     European                22,039,842  12,462,035  13,166,981          --

     -----------------------------------------------------------------------


 26 Smith Barney World Funds, Inc.  | 2001 Semi-Annual Report to Shareholders

Transactions in shares of each class were as follows:

                                      Six Months Ended               Year Ended
                                       April 30, 2001             October 31, 2000
                                 --------------------------- ---------------------------
                                    Shares        Amount        Shares        Amount

-----------------------------------------------------------------------------------------
Global Government Bond Portfolio
Class A
Shares sold                          300,760  $   3,249,708      321,561  $   3,504,170
Shares issued on reinvestment        357,934      3,724,838      291,847      3,155,911
Shares reacquired                 (1,124,622)   (11,853,441)  (1,215,767)   (13,269,359)
----------------------------------------------------------------------------------------
Net Decrease                        (465,928) $  (4,878,895)    (602,359) $  (6,609,278)
----------------------------------------------------------------------------------------
Class B
Shares sold                           18,813  $     201,514        7,104  $      77,017
Shares issued on reinvestment         31,607        329,536       40,906        440,956
Shares reacquired                   (139,694)    (1,488,432)    (387,717)    (4,220,251)
----------------------------------------------------------------------------------------
Net Decrease                         (89,274) $    (957,382)    (339,707) $  (3,702,278)
----------------------------------------------------------------------------------------
Class L
Shares sold                           14,945  $     156,796       23,805  $     262,077
Shares issued on reinvestment         12,369        128,939       10,298        111,037
Shares reacquired                    (13,252)      (142,186)     (28,938)      (313,117)
----------------------------------------------------------------------------------------
Net Increase                          14,062  $     143,549        5,165  $      59,997
----------------------------------------------------------------------------------------
Class Y
Shares sold                          759,153  $   7,789,485      370,344  $   4,003,093
Shares issued on reinvestment         29,780        305,080       21,456        229,156
Shares reacquired                   (380,516)    (3,957,074)    (362,484)    (3,885,470)
----------------------------------------------------------------------------------------
Net Increase                         408,417  $   4,137,491       29,316  $     346,779
----------------------------------------------------------------------------------------
European Portfolio
Class A
Shares sold                       18,094,259  $ 386,683,231   28,890,006  $ 774,104,339
Shares issued on reinvestment        110,129      2,462,476       61,729      1,577,803
Shares reacquired                (18,319,716)  (394,248,479) (28,521,841)  (769,283,567)
----------------------------------------------------------------------------------------
Net Increase (Decrease)             (115,328) $  (5,102,772)     429,894  $   6,398,575
----------------------------------------------------------------------------------------
Class B
Shares sold                          143,503  $   3,062,770      658,332  $  17,200,691
Shares issued on reinvestment        104,892      2,234,198       71,251      1,756,339
Shares reacquired                   (401,859)    (8,295,505)    (937,017)   (24,234,931)
----------------------------------------------------------------------------------------
Net Decrease                        (153,464) $  (2,998,537)    (207,434) $  (5,277,901)
----------------------------------------------------------------------------------------
Class L
Shares sold                          534,976  $  11,726,072    1,015,248  $  25,734,089
Shares issued on reinvestment         46,226        982,773       24,080        592,608
Shares reacquired                   (619,645)   (13,657,257)    (889,757)   (22,714,394)
----------------------------------------------------------------------------------------
Net Increase (Decrease)              (38,443) $    (948,412)     149,571  $   3,612,303
----------------------------------------------------------------------------------------

 27 Smith Barney World Funds, Inc.  | 2001 Semi-Annual Report to Shareholders

 Financial Highlights



For a share of each class of capital stock outstanding throughout each year ended October 31, unless otherwise noted:

                                                                    Class A Shares
                                         ---------------------------------------------------------------------
Global Government Bond Portfolio           2001/(1)(2)/  2000/(2)/  1999/(2)/  1998/(2)/  1997/(2)/  1996/(2)/

---------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period        $10.95       $11.18     $11.88     $12.22     $12.55      $12.30

---------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
 Net investment income                        0.20         0.48       0.51       0.54       0.59        0.70
 Net realized and unrealized gain (loss)      0.30         0.17      (0.69)      0.39       0.38        0.42

---------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations           0.50         0.65      (0.18)      0.93       0.97        1.12

---------------------------------------------------------------------------------------------------------------
Less Distributions From:
 Net investment income/(3)/                  (1.06)       (0.88)     (0.52)     (0.22)     (1.22)      (0.87)
 Net realized gains                             --           --         --      (0.60)     (0.08)         --
 Capital                                        --           --         --      (0.45)        --          --

---------------------------------------------------------------------------------------------------------------
Total Distributions                          (1.06)       (0.88)     (0.52)     (1.27)     (1.30)      (0.87)

---------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period              $10.39       $10.95     $11.18     $11.88     $12.22      $12.55

---------------------------------------------------------------------------------------------------------------
Total Return                                4.70%++        6.13%     (1.62)%     8.08%      8.21%       9.41%

---------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)           $52,609      $60,546    $68,532    $88,836    $94,957    $106,536

---------------------------------------------------------------------------------------------------------------
Ratio to Average Net Assets:
 Expenses/(4)/                               1.23%+        1.21%      1.26%      1.22%      1.26%       1.26%
 Net investment income                       3.76+         4.35       4.39       4.58       4.82        5.69

---------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                         59%         121%       164%       287%       367%        133%

---------------------------------------------------------------------------------------------------------------

(1) For the six months ended April 30, 2001 (unaudited).
(2) Per share amounts have been calculated using the monthly average shares method.
(3) Distributions from net investment income include short-term capital gains, if any, for Federal income tax purposes.
(4) During the year ended October 31, 1996, the Portfolio had earned credits from the custodian which reduced service fees incurred. If the credits were taken into consideration, the expense ratio for Class A shares would have been 1.24%.
 ++ Total return is not annualized, as it may not be representative of the total return for the year.
 +  Annualized.

 28 Smith Barney World Funds, Inc.  | 2001 Semi-Annual Report to Shareholders

For a share of each class of capital stock outstanding throughout each year ended October 31, unless otherwise noted:

                                                                     Class B Shares
                                         -----------------------------------------------------------------------
Global Government Bond Portfolio             2001/(1)(2)/  2000/(2)/  1999/(2)/  1998/(2)/  1997/(2)/  1996/(2)/

-----------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period       $10.92         $11.16     $11.87      $12.22     $12.50     $12.26

-----------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
 Net investment income                       0.17           0.42       0.45        0.47       0.52       0.63
 Net realized and unrealized gain (loss)     0.30           0.17      (0.69)       0.39       0.38       0.42

-----------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations          0.47           0.59      (0.24)       0.86       0.90       1.05

-----------------------------------------------------------------------------------------------------------------
Less Distributions From:
 Net investment income/(3)/                 (0.97)         (0.83)     (0.47)      (0.19)     (1.10)     (0.81)
 Net realized gains                            --             --         --       (0.60)     (0.08)        --
 Capital                                       --             --         --       (0.42)        --         --

-----------------------------------------------------------------------------------------------------------------
Total Distributions                         (0.97)         (0.83)     (0.47)      (1.21)     (1.18)     (0.81)

-----------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period             $10.42         $10.92     $11.16      $11.87     $12.22     $12.50

-----------------------------------------------------------------------------------------------------------------
Total Return                               4.42%++          5.56%     (2.11)%      7.46%      7.62%      8.83%

-----------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)           $4,388         $5,574     $9,485     $14,569    $19,690    $25,970

-----------------------------------------------------------------------------------------------------------------
Ratio to Average Net Assets:
 Expenses/(4)/                              1.79%+          1.76%      1.81%       1.77%      1.80%      1.81%
 Net investment income                      3.19+           3.88       3.86        3.93       4.24       5.15

-----------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                        59%           121%       164%        287%       367%       133%

-----------------------------------------------------------------------------------------------------------------

(1) For the six months ended April 30, 2001 (unaudited).
(2) Per share amounts have been calculated using the monthly average shares method.
(3) Distributions from net investment income include short-term capital gains, if any, for Federal income tax purposes.
(4) During the year ended October 31, 1996, the Portfolio had earned credits from the custodian which reduced service fees incurred. If the credits were taken into consideration, the expense ratio for Class B shares would have been 1.78%.
 ++ Total return is not annualized, as it may not be representative of the total return for the year.
 +  Annualized.


 29 Smith Barney World Funds, Inc.  | 2001 Semi-Annual Report to Shareholders

For a share of each class of capital stock outstanding throughout each year ended October 31, unless otherwise noted:

                                                                       Class L Shares
                                         ---------------------------------------------------------------------------
Global Government Bond Portfolio          2001/(1)(2)/   2000/(2)/   1999/(2)/  1998/(2)(3)/   1997/(2)/   1996/(2)/

---------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period       $10.92      $11.15      $11.86      $12.19        $12.47      $12.23

---------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
 Net investment income                       0.17        0.42        0.46        0.48          0.53        0.64
 Net realized and unrealized gain (loss)     0.30        0.18       (0.70)       0.40          0.38        0.41

---------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations          0.47        0.60       (0.24)       0.88          0.91        1.05

---------------------------------------------------------------------------------------------------------------------
Less Distributions From:
 Net investment income/(4)/                 (0.98)      (0.83)      (0.47)      (0.19)        (1.11)      (0.81)
 Net realized gains                            --          --          --       (0.60)        (0.08)         --
 Capital                                       --          --          --       (0.42)           --          --

---------------------------------------------------------------------------------------------------------------------
Total Distributions                         (0.98)      (0.83)      (0.47)      (1.21)        (1.19)      (0.81)

---------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period             $10.41      $10.92      $11.15      $11.86        $12.19      $12.47

---------------------------------------------------------------------------------------------------------------------
Total Return                               4.46%++       5.67%      (2.11)%      7.67%         7.73%       8.90%

---------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)           $1,817      $1,752      $1,731      $2,391        $3,257      $3,986

---------------------------------------------------------------------------------------------------------------------
Ratio to Average Net Assets:
 Expenses/(5)/                              1.69%+       1.67%       1.72%       1.68%         1.69%       1.74%
 Net investment income                      3.28+        3.88        3.98        4.01          4.33        5.22

---------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                        59%        121%        164%        287%          367%        133%

---------------------------------------------------------------------------------------------------------------------

(1) For the six months ended April 30, 2001 (unaudited).
(2) Per share amounts have been calculated using the monthly average shares method.
(3) On June 12, 1998, Class C shares were renamed Class L shares.
(4) Distributions from net investment income include short-term capital gains, if any, for Federal income tax purposes.
(5) During the year ended October 31, 1996, the Portfolio had earned credits from the custodian which reduced service fees incurred. If the credits were taken into consideration, the expense ratio for Class L shares would have been 1.71%.
 ++ Total return is not annualized, as it may not be representative of the total return for the year.
 +  Annualized.


 30 Smith Barney World Funds, Inc.  | 2001 Semi-Annual Report to Shareholders

For a share of each class of capital stock outstanding throughout each year ended October 31, unless otherwise noted:

                                                                     Class Y Shares
                                         -----------------------------------------------------------------------
Global Government Bond Portfolio             2001/(1)(2)/  2000/(2)/  1999/(2)/  1998/(2)/  1997/(2)/  1996/(2)/

-----------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period      $10.83           $11.03     $11.70     $12.03     $12.39     $12.14

-----------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
 Net investment income                      0.22             0.51       0.54       0.59       0.63       0.73
 Net realized and unrealized gain (loss)    0.28             0.18      (0.68)      0.37       0.37       0.42

-----------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations         0.50             0.69      (0.14)      0.96       1.00       1.15

-----------------------------------------------------------------------------------------------------------------
Less Distributions From:
 Net investment income/(3)/                (1.10)           (0.89)     (0.53)     (0.23)     (1.28)     (0.90)
 Net realized gains                           --               --         --      (0.60)     (0.08)        --
 Capital                                      --               --         --      (0.46)        --         --

-----------------------------------------------------------------------------------------------------------------
Total Distributions                        (1.10)           (0.89)     (0.53)     (1.29)     (1.36)     (0.90)

-----------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period            $10.23           $10.83     $11.03     $11.70     $12.03     $12.39

-----------------------------------------------------------------------------------------------------------------
Total Return                                4.81%++          6.59%     (1.28)%     8.50%      8.61%      9.82%

-----------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)         $48,744          $47,145    $47,708    $37,057    $28,097    $15,105

-----------------------------------------------------------------------------------------------------------------
Ratio to Average Net Assets:
 Expenses/(4)/                              0.86%+           0.85%      0.91%      0.83%      0.89%      0.84%
 Net investment income                      4.09+            4.71       4.69       5.06       5.19       6.12

-----------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                       59%             121%       164%       287%       367%       133%

-----------------------------------------------------------------------------------------------------------------

(1) For the six months ended April 30, 2001 (unaudited).
(2) Per share amounts have been calculated using the monthly average shares method.
(3) Distributions from net investment income include short-term capital gains, if any, for Federal income tax purposes.
(4) During the year ended October 31, 1996, the Portfolio had earned credits from the custodian which reduced service fees incurred. If the credits were taken into consideration, the expense ratio for Class Y shares would have been 0.81%.
 ++ Total return is not annualized, as it may not be representative of the total return for the year.
 +  Annualized.


 31 Smith Barney World Funds, Inc.  | 2001 Semi-Annual Report to Shareholders

For a share of each class of capital stock outstanding throughout each year ended October 31, unless otherwise noted:

                                                                    Class A Shares
                                         --------------------------------------------------------------------
European Portfolio                        2001/(1)(2)/  2000/(2)/  1999/(2)/   1998/(2)/  1997/(2)/    1996

--------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period        $25.52      $22.58     $19.44      $18.23     $17.25     $14.67

--------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
 Net investment income (loss)                (0.07)      (0.01)     (0.00)*      0.06      (0.08)     (0.08)
 Net realized and unrealized gain (loss)     (4.68)       4.08       3.47        1.54       2.22       2.79

--------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations          (4.75)       4.07       3.47        1.60       2.14       2.71

--------------------------------------------------------------------------------------------------------------
Less Distributions From:
 Net investment income                          --          --         --          --         --      (0.09)
 Net realized gains                          (1.65)      (1.13)     (0.33)      (0.39)     (1.16)     (0.04)

--------------------------------------------------------------------------------------------------------------
Total Distributions                          (1.65)      (1.13)     (0.33)      (0.39)     (1.16)     (0.13)

--------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period              $19.12      $25.52     $22.58      $19.44     $18.23     $17.25

--------------------------------------------------------------------------------------------------------------
Total Return                              (19.57)%++     18.02%     18.02%       9.10%     12.88%     18.65%

--------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)           $33,061     $47,080    $31,946     $27,563    $14,118    $10,528

--------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
 Net investment income (loss)               (0.63)%+     (0.04)%    (0.00)%**    0.30%     (0.42)%    (0.49)%
 Interest expense                            0.05+        0.07         --          --         --         --
 Other expenses                              1.45+        1.39       1.51        1.56       1.80       1.85
 Total expenses                              1.50+        1.46       1.51        1.56       1.80       1.85

--------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                          1%         25%        17%         27%        28%        39%

--------------------------------------------------------------------------------------------------------------

(1) For the six months ended April 30, 2001 (unaudited).
(2) Per share amounts have been calculated using the monthly average shares method.
 *  Amount represents less than $0.01 per share.
**  Amount represents less than 0.01%.
 ++ Total return is not annualized, as it may not be representative of the total return for the year.
 +  Annualized.


 32 Smith Barney World Funds, Inc.  | 2001 Semi-Annual Report to Shareholders

For a share of each class of capital stock outstanding throughout each year ended October 31, unless otherwise noted:

                                                                   Class B Shares
                                         -------------------------------------------------------------------
European Portfolio                        2001/(1)(2)/  2000/(2)/  1999/(2)/  1998/(2)/  1997/(2)/    1996

-------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period      $24.42        $21.83     $18.95     $17.92     $17.09     $14.56

-------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
 Net investment loss                       (0.15)        (0.24)     (0.16)     (0.11)     (0.20)     (0.20)
 Net realized and unrealized gain (loss)   (4.46)         3.96       3.37       1.53       2.19       2.77

-------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations        (4.61)         3.72       3.21       1.42       1.99       2.57

-------------------------------------------------------------------------------------------------------------
Less Distributions From:
 Net realized gains                        (1.65)        (1.13)     (0.33)     (0.39)     (1.16)     (0.04)

-------------------------------------------------------------------------------------------------------------
Total Distributions                        (1.65)        (1.13)     (0.33)     (0.39)     (1.16)     (0.04)

-------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period            $18.16        $24.42     $21.83     $18.95     $17.92     $17.09

-------------------------------------------------------------------------------------------------------------
Total Return                              (19.89)%++     17.00%     17.10%      8.24%     12.08%     17.72%

-------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)         $24,710       $36,963    $37,575    $40,090    $29,221    $26,384

-------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
 Net investment loss                       (1.50)%+      (0.93)%    (0.81)%    (0.56)%    (1.13)%    (1.22)%
 Interest expense                           0.05+         0.07         --         --         --         --
 Other expenses                             2.35+         2.24       2.28       2.32       2.52       2.59
 Total expenses                             2.40+         2.31       2.28       2.32       2.52       2.59

-------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                        1%           25%        17%        27%        28%        39%

-------------------------------------------------------------------------------------------------------------

(1) For the six months ended April 30, 2001 (unaudited).
(2) Per share amounts have been calculated using the monthly average shares method.
 ++ Total return is not annualized, as it may not be representative of the total return for the year.
 +  Annualized.


 33 Smith Barney World Funds, Inc.  | 2001 Semi-Annual Report to Shareholders

For a share of each class of capital stock outstanding throughout each year ended October 31, unless otherwise noted:

                                                                    Class L Shares
                                         ---------------------------------------------------------------------
European Portfolio                        2001/(1)(2)/  2000/(2)/  1999/(2)/  1998/(2)(3)/  1997/(2)/   1996

---------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period        $24.38      $21.79     $18.91     $17.86       $17.04     $14.51

---------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
 Net investment loss                         (0.14)      (0.22)     (0.15)     (0.07)       (0.21)     (0.14)
 Net realized and unrealized gain (loss)     (4.45)       3.94       3.36       1.51         2.19       2.71
---------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations          (4.59)       3.72       3.21       1.44         1.98       2.57

---------------------------------------------------------------------------------------------------------------
Less Distributions From:
 Net realized gains                          (1.65)      (1.13)     (0.33)     (0.39)       (1.16)     (0.04)

---------------------------------------------------------------------------------------------------------------
Total Distributions                          (1.65)      (1.13)     (0.33)     (0.39)       (1.16)     (0.04)

---------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period              $18.14      $24.38     $21.79     $18.91       $17.86     $17.04

---------------------------------------------------------------------------------------------------------------
Total Return                              (19.84)%++     17.03%     17.14%      8.38%       12.06%     17.78%

---------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)           $11,669     $16,622    $11,597    $10,762       $3,110     $2,011
---------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
 Net investment loss                        (1.43)%+     (0.84)%    (0.74)%    (0.37)%      (1.18)%    (1.17)%
 Interest expense                            0.05+        0.07         --         --           --         --
 Other expenses                              2.30+        2.21       2.24       2.18         2.54       2.52
 Total expenses                              2.35+        2.28       2.24       2.18         2.54       2.52

---------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                          1%         25%        17%        27%          28%        39%

---------------------------------------------------------------------------------------------------------------

(1) For the six months ended April 30, 2001 (unaudited).
(2) Per share amounts have been calculated using the monthly average shares method.
(3) On June 12, 1998, Class C shares were renamed Class L shares.
 ++ Total return is not annualized, as it may not be representative of the total return for the year.
 +  Annualized.

 34 Smith Barney World Funds, Inc.  | 2001 Semi-Annual Report to Shareholders

                                 SMITH BARNEY
                               WORLD FUNDS, INC.



          DIRECTORS                   INVESTMENT MANAGER
          Victor Atkins               Smith Barney Fund Management LLC
          Abraham E. Cohen
          Robert A. Frankel           DISTRIBUTOR
          Michael Gellert             Salomon Smith Barney Inc.
          Rainer Greeven
          Susan M. Heilbron           CUSTODIAN
          Heath B. McLendon, Chairman The Chase Manhattan Bank, N.A.

          OFFICERS                    TRANSFER AGENT
          Maurits E. Edersheim        Citi Fiduciary Trust Company
          Chairman of the Fund        125 Broad Street,11th Floor
          & Advisory Director         New York, New York 10004

          Heath B. McLendon           SUB-TRANSFER AGENT
          Chief Executive Officer     PFPC Global Fund Services
                                      P.O. Box 9699
          Lewis E. Daidone            Providence, Rhode Island
          Senior Vice President       02940-9699
          and Treasurer

          Denis P. Mangan
          Vice President

          Rein W. van der Does
          Vice President

          Irving P. David
          Controller

          Christina T. Sydor
          Secretary

   Smith Barney World Funds, Inc.




 This report is submitted for the general information of the shareholders of Smith Barney World Funds, Inc. --Global Government Bond and European Portfolios, but it may also be used as sales literature when preceded or accompanied by the current Prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Portfolios. If used as sales material after July 31, 2001, this report must be accompanied by performance information for the most recently completed calendar quarter.

 SMITH BARNEY WORLD FUNDS, INC.
 Smith Barney Mutual Funds
 7 World Trade Center
 New York, New York 10048

 For complete information on any of the Smith Barney Mutual Funds, including management fees and expenses, call or write your financial professional for a free prospectus. Read it carefully before you invest or send money.

 www.smithbarney.com/mutualfunds



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                             A member of citigroup

 Salomon Smith Barney is a service mark of Salomon Smith Barney Inc.

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